UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21033
                                                     ---------------------

             Nuveen Connecticut Dividend Advantage Municipal Fund 2
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: November 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
November 30, 2009

--------------------------  ------------------------  --------------------------  --------------------------
NUVEEN CONNECTICUT          NUVEEN CONNECTICUT        NUVEEN CONNECTICUT          NUVEEN CONNECTICUT
PREMINUM INCOME             DIVIDEND ADVANTAGE        DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND            MUNICIPAL FUND 2            MUNICIPAL FUND 3
NTC                         NFC                       NGK                         NGO

--------------------------  ------------------------  --------------------------  --------------------------
NUVEEN MASSACHUSETTS        NUVEEN MASSACHUSETTS      NUVEEN INSURED              NUVEEN MISSOURI
PREMIUM INCOME              DIVIDEND ADVANTAGE        MASSACHUSETTS TAX-FREE      PREMIUM INCOME
MUNICIPAL FUND              MUNICIPAL FUND            ADVANTAGE MUNICIPAL FUND    MUNICIPAL FUND
NMT                         NMB                       NGX                         NOM

                                 (NOVEMBER 09)

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing, at par, of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, 2009, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred Shares as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding ARPS. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
January 20, 2010

                                                            Nuveen Investments 1

Portfolio Managers' Comments

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)

Portfolio managers Cathryn Steeves and Scott Romans discuss key investment strategies and the six-month performance of these eight Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Connecticut and Massachusetts funds since 2006. Scott, who has been with Nuveen since 2000, assumed portfolio management responsibility for NOM in 2003.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 2009?

During this period, municipal bond prices generally rose, as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions.

One reason for the supply reduction was the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of a security's interest payments, and therefore offer issuers with an attractive alternative to traditional tax-exempt debt. During the six-month period ended November 30, 2009, taxable Build America Bonds issuance totaled $44.9 billion, accounting for almost 21% of new bonds in the municipal market. Since interest payments from these bonds represent taxable income, we do not see them as good a investment opportunity for these Funds.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Due in part to the decline in tax-exempt supply, investment activity in these Funds was more limited than usual. The already tight supply situation was further compounded by the lack of tax-exempt bonds offering the longer maturities that we specifically sought to purchase for these Funds. During this period, the availability of longer tax-exempt bonds was constrained by the fact that the majority of issuers offering longer maturity bonds found it more cost-effective to issue these bonds as taxable Build America Bonds, rather than as tax-exempt bonds. In addition, new purchases for the insured NGX were hindered by the severe decline in the issuance of insured bonds. Through November 2009, new insured securities accounted for only 9% of national issuance, compared with 19% during the first eleven months of 2008 and historical levels of approximately 50%. During this period, no insured AAA paper was issued in the new supply market, and none was available in the secondary market. Trading activity also was dampened during much of the period by a market environment in which most of the bonds available for investment offered lower yields. In our opinion, it did not make sense to generate trading costs in such an environment.

Under these market conditions, we believed that it was important to focus on monitoring and preserving adequate liquidity. We continued to carefully manage the Funds' cash reserves, which we had increased amid the market uncertainty of the previous reporting period. Overall, our objective was to improve the Funds' liquidity profiles and have the capital we needed to reinvest at opportune times.

Cash for new purchases was generated by maturing or called bonds. Although the supply of new tax-exempt municipal bonds was very tight, we continued to monitor the market for attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. Both NTC and NGO purchased some shorter-maturity Connecticut state government obligation bonds as well as a higher education credit. In NMT and NMB, we added higher education and health care bonds. Tax-exempt supply was usually more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market.

As of November 30, 2009, all eight of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

                                                            Nuveen Investments 3

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE* FOR PERIODS ENDED 11/30/09

                                                              SIX-MONTH   1-YEAR   5-YEAR    10-YEAR
----------------------------------------------------------------------------------------------------
CONNECTICUT FUNDS

NTC                                                               6.94%   22.47%    4.27%      6.50%
NFC                                                               6.67%   21.84%    4.92%        N/A
NGK                                                               6.09%   21.41%    4.81%        N/A
NGO                                                               6.70%   22.05%    4.29%        N/A

MASSACHUSETTS FUNDS

NMT                                                               9.62%   26.23%    4.48%      6.17%
NMB                                                               7.99%   23.89%    4.12%        N/A

MISSOURI FUND

NOM                                                               8.62%   21.70%    3.22%      5.90%

Standard & Poor's (S&P) National Municipal Bond Index(2)          5.15%   14.83%    4.34%      5.58%

Lipper Other States Municipal Debt Funds Average(3)               8.64%   25.98%    4.20%      6.20%

INSURED MASSACHUSETTS FUND

NGX                                                               7.14%   22.28%    4.98%        N/A

Standard & Poor's (S&P) Insured Municipal Bond Index(4)           5.03%   15.54%    4.28%      5.84%

Lipper Single-State Insured Municipal Debt Funds Average(5)       6.90%   26.21%    3.79%      6.11%
----------------------------------------------------------------------------------------------------

For the six months ended November 30, 2009, the cumulative returns on common share net asset value (NAV) for all seven of the non-insured Nuveen Connecticut, Massachusetts, and Missouri Funds exceeded the return for the Standard & Poor's (S&P) National Municipal Bond Index. NMT outperformed the average return for the Lipper Other States Municipal Debt Funds Average, NOM performed in line with this Lipper average, while NTC, NFC, NGK, NGO and NMB lagged the average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons between these Funds and the Lipper Other States category less meaningful. For the same period, NGX outperformed both the Standard & Poor's (S&P) Insured Municipal Bond Index and the Lipper Single-State Insured Municipal Debt Funds Average.

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(2) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-month, 43 funds; 1-year, 43 funds; 5-year, 43 funds; and 10-year, 20 funds. The returns account for the effects of managements fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

(4) The Standard & Poor's (S&P) Insured Municipal Bond Index is a national unleveraged, market value-weighted index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(5) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-month, 34 funds; 1-year, 34 funds; 5-year, 34 funds; and 10-year, 18 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. The returns account for the effects of managements fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

4 Nuveen Investments

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important factor affecting the performances of the Funds. The impact of leverage is discussed in more detail on page six.

During this period, we saw yields on tax-exempt bonds generally decline and bond prices rise, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. Overall, duration and yield curve positioning was a net positive for NTC, NGO, NMT, NMB and NGX and a net negative for NFC, NGK and NOM during this period.

While yield curve positioning and duration played important roles in performance during these six months, credit exposure had an even more significant impact. As noted earlier, the demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal paper declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA.

Overall, the Funds benefited from their credit sector allocations. The Connecticut Funds were generally relatively overweighted in BBB and non-rated bonds and underweighted in bonds rated AA, which helped their performances. Among the Massachusetts Funds, NMB had greater exposure to lower-rated bonds than NMT, but NMT received a larger positive contribution from its stronger individual credit selection, especially among insured and non-rated credits. NGX, which can invest up to 20% of its assets in uninsured investment-grade quality securities, held approximately 12% of its portfolio in uninsured bonds as of November 30, 2009, including 2% in BBB and lower credits. While NOM had only a modest overweight in bonds rated BBB, the Fund was significantly overweighted in non-rated securities and underweighted in both AAA and AA bonds, making credit exposure a major contributor to NOM's performance for this period.

Holdings that generally contributed to the Funds' performances included industrial development revenue (IDR) and health care bonds, while zero coupon bonds were also among the strongest performers. In addition, transportation, housing and special tax bonds also outperformed the general municipal market during this period. All of these Funds benefited from their overweights in housing and NMT, NMB, NGX, and NOM also received positive contributions from heavier allocations to health care. NMT and NMB also were overweighted in IDRs, which benefited their performances, while the Connecticut Funds were underweighted in this sector. NOM also received a significant positive contribution from its overweight in the "other revenue" category, specifically its holdings of tax allocation, or tax increment financing, bonds.

                                                            Nuveen Investments 5

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was primarily due to their shorter effective maturities and higher credit quality.

General obligation and other tax-supported bonds also failed to keep pace with the overall municipal market during this period. Other sectors that lagged the municipal market for the six months included water and sewer and leasing, while education, resource recovery, and electric bonds underperformed the market by a slight margin. The Connecticut and Massachusetts Funds generally were underexposed to tax-supported bonds relative to the municipal market as a whole, which lessened the negative impact from this sector. However, these seven Funds were relatively overweighted in higher education credits, which generally performed poorly. An exception to this was the Connecticut Funds' holdings of AAA rated Yale University bonds, which were strong performers during this period.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk-- especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising. In general, leverage made a significant positive contribution to those Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES AND FUND POLICY CHANGES
(NGX)

Another factor that had an impact on the performance of NGX was its positions in bonds backed by municipal bond insurers that have experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by more than one of the major rating agencies (Moody's Investor Service, Standard & Poor's (S&P) and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit outlook/watch developing" "credit outlook/watch negative," "credit watch evolving," "rating withdrawn" or "regulatory supervision" which may

6 Nuveen Investments
presage one or more rating reductions for any insurer in the future. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of NGX continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of November 30, 2009, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Some Funds also issued MuniFund Term Preferred Shares (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

                                                            Nuveen Investments 7

As of November 30, 2009, the amount of auction rate preferred securities redeemed by the following Funds are as shown in the accompanying table.

                                                AUCTION RATE      % OF ORIGINAL
                                            PREFERRED SHARES       AUCTION RATE
FUND                                                REDEEMED   PREFERRED SHARES
-------------------------------------------------------------------------------
NTC                                               $4,850,000              12.7%
NFC                                               $2,250,000              11.5%
NGK                                               $2,050,000              11.7%
NGO                                               $3,725,000              11.6%
NMB                                               $  750,000               5.0%
-------------------------------------------------------------------------------

During November 2009, NTC and NMT filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MTP. During January 2010, subsequent to the reporting period, NTC and NMT successfully completed the issuance of $17.3 million and $17.575 million, respectively, of 2.65%, Series 2015 MTP. MTP is a new form of closed-end fund preferred shares designed to refinance, partially or completely, and replace the auction rate preferred shares previously issued by the Funds as leverage. The net proceeds from this offering were used to refinance a portion of NTC's and NMT's outstanding auction rate preferred shares. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbols "NTC Pr C" and "NMT Pr C" for NTC and NMT, respectively. MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Funds seek to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Funds' managers believe that issuing MTP may help the Funds mitigate the risk of a significant increase in their cost of leverage should short-term interest rates rise sharply in the coming years.

Subsequent to the reporting period, NFC, NGK, NGO, NMB and NGX filed with the SEC a registration statement seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of each Fund's auction rate preferred shares. The issuance of MTP by these Funds is subject to market conditions. There is no assurance that these MTP shares will be issued.

As of November 30, 2009, 75 out of the 84 Nuveen closed-end municipal funds that had issued auction rate preferred shares have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.5 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

8 Nuveen Investments

COMMON SHARE DIVIDEND AND SHARE PRICE INFORMATION

During the six-month period ended November 30, 2009, each of the eight Funds in this report had one monthly dividend increase.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2009, all eight of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of November 30, 2009, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                              11/30/09        SIX-MONTH AVERAGE
FUND                            (+)PREMIUM/(-)DISCOUNT   (+)PREMIUM/(-)DISCOUNT
-------------------------------------------------------------------------------
NTC                                             -2.54%                   -2.89%
NFC                                             -2.11%                   +1.20%
NGK                                             -1.89%                   +3.45%
NGO                                             -6.01%                   -3.11%
NMT                                             -3.39%                   -2.35%
NMB                                             +1.27%                   +0.50%
NGX                                             +1.79%                   +0.87%
NOM                                             +5.54%                   +6.26%
-------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NTC Performance OVERVIEW | NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
                           as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $13.83
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.19
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -2.54%
--------------------------------------------------------------------------------
Market Yield                                                              5.03%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               7.35%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $76,125
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.24
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.99
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         6.15%                6.94%
--------------------------------------------------------------------------------
1-Year                                              40.90%               22.47%
--------------------------------------------------------------------------------
5-Year                                               3.09%                4.27%
--------------------------------------------------------------------------------
10-Year                                              4.70%                6.50%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         26.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    15.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    14.7%
--------------------------------------------------------------------------------
Health Care                                                               10.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            8.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.9%
--------------------------------------------------------------------------------
Utilities                                                                  5.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                      5.1%
--------------------------------------------------------------------------------
Other                                                                      6.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          42%
AA                                                                           18%
A                                                                            20%
BBB                                                                          14%
BB or Lower                                                                   1%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                    $    0.05
Jan                                                                         0.05
Feb                                                                         0.05
Mar                                                                         0.05
Apr                                                                         0.05
May                                                                       0.0535
Jun                                                                       0.0535
Jul                                                                       0.0535
Aug                                                                       0.0535
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                               $   10.14
                                                                           10.25
                                                                            9.25
                                                                            10.3
                                                                           10.79
                                                                           10.73
                                                                           11.62
                                                                           11.48
                                                                           11.09
                                                                           11.91
                                                                           11.88
                                                                          11.934
                                                                           11.56
                                                                           11.39
                                                                           11.05
                                                                            10.7
                                                                           11.17
                                                                           11.28
                                                                           11.62
                                                                          11.776
                                                                           11.93
                                                                           11.98
                                                                           12.42
                                                                            12.6
                                                                           13.15
                                                                           13.36
                                                                         13.3501
                                                                           12.65
                                                                           12.51
                                                                           12.53
                                                                            12.5
                                                                           12.61
                                                                           13.03
                                                                          12.806
                                                                           13.11
                                                                           13.42
                                                                           13.25
                                                                            13.4
                                                                           13.82
                                                                           13.98
                                                                         13.6759
                                                                         13.6901
                                                                          14.084
                                                                         14.2788
                                                                           14.66
                                                                           14.39
                                                                           13.96
                                                                         13.7299
                                                                           13.84
                                                                           13.86
                                                                           13.55
                                                                           13.76
                                                                           13.94
11/30/09                                                                 13.8323

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0747 per share.

10 Nuveen Investments

NFC Performance OVERVIEW | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
                           as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          50%
AA                                                                           15%
A                                                                            18%
BBB                                                                          10%
BB or Lower                                                                   2%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                    $  0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                        0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                         0.06
Oct                                                                         0.06
Nov                                                                         0.06

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                               $   11.62
                                                                              11
                                                                           10.63
                                                                           10.63
                                                                            10.7
                                                                            11.4
                                                                           12.34
                                                                           12.38
                                                                           12.48
                                                                           12.73
                                                                           12.94
                                                                           13.51
                                                                           12.28
                                                                           12.54
                                                                            11.9
                                                                           11.89
                                                                           12.07
                                                                           12.35
                                                                         12.7503
                                                                           13.22
                                                                         12.9799
                                                                           13.22
                                                                         13.8001
                                                                              14
                                                                              14
                                                                          13.618
                                                                         13.7501
                                                                           13.78
                                                                          13.574
                                                                           14.22
                                                                           14.45
                                                                           14.49
                                                                           13.96
                                                                           14.25
                                                                            14.6
                                                                            14.5
                                                                           14.45
                                                                         14.5235
                                                                           14.66
                                                                           14.76
                                                                           14.63
                                                                           15.25
                                                                            14.9
                                                                           15.15
                                                                          15.188
                                                                           15.33
                                                                           15.25
                                                                           15.13
                                                                           15.09
                                                                           14.45
                                                                            14.1
                                                                           14.42
                                                                           14.49
11/30/09                                                                   14.35

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1059 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $14.35
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.66
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -2.11%
--------------------------------------------------------------------------------
Market Yield                                                              5.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               7.34%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $37,849
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.75
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.42
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         6.93%                6.67%
--------------------------------------------------------------------------------
1-Year                                              30.63%               21.84%
--------------------------------------------------------------------------------
5-Year                                               3.99%                4.92%
--------------------------------------------------------------------------------
Since
Inception                                            4.90%                5.89%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         24.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           19.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    16.5%
--------------------------------------------------------------------------------
Water and Sewer                                                            8.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     7.6%
--------------------------------------------------------------------------------
Health Care                                                                7.4%
--------------------------------------------------------------------------------
Utilities                                                                  5.0%
--------------------------------------------------------------------------------
Other                                                                     11.3%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NGK Performance OVERVIEW | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL
                           FUND 2 as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $14.50
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.78
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -1.89%
--------------------------------------------------------------------------------
Market Yield                                                              5.13%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               7.50%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $34,272
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.91
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.49
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         3.95%                6.09%
--------------------------------------------------------------------------------
1-Year                                              30.77%               21.41%
--------------------------------------------------------------------------------
5-Year                                               3.94%                4.81%
--------------------------------------------------------------------------------
Since
Inception                                            5.23%                6.18%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           24.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         22.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    11.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     9.3%
--------------------------------------------------------------------------------
Health Care                                                                8.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            6.7%
--------------------------------------------------------------------------------
Utilities                                                                  5.2%
--------------------------------------------------------------------------------
Other                                                                     12.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          54%
AA                                                                           12%
A                                                                            10%
BBB                                                                          11%
BB or Lower                                                                   2%
N/R                                                                          11%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                    $   0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055
May                                                                        0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                        0.062
Oct                                                                        0.062
Nov                                                                        0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                               $   11.89
                                                                           11.49
                                                                            9.39
                                                                           10.48
                                                                           11.19
                                                                           11.15
                                                                              12
                                                                           11.99
                                                                           12.44
                                                                           12.97
                                                                         13.2501
                                                                         13.5225
                                                                           12.41
                                                                           11.88
                                                                           11.55
                                                                           11.23
                                                                           11.49
                                                                           12.08
                                                                           12.56
                                                                           12.75
                                                                           12.81
                                                                           13.15
                                                                            13.9
                                                                            14.2
                                                                           13.85
                                                                            14.5
                                                                            14.3
                                                                          14.783
                                                                         14.5001
                                                                            14.9
                                                                           14.07
                                                                            14.5
                                                                         14.7499
                                                                           14.41
                                                                           14.79
                                                                            14.9
                                                                          15.473
                                                                            15.5
                                                                          15.445
                                                                            15.4
                                                                          15.025
                                                                           15.06
                                                                         15.2432
                                                                           15.52
                                                                           15.87
                                                                           15.97
                                                                           15.56
                                                                           14.76
                                                                           15.05
                                                                          14.579
                                                                           15.06
                                                                           15.31
                                                                           14.93
11/30/09                                                                    14.5

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1246 per share.

12 Nuveen Investments

NGO Performance OVERVIEW | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL
                           FUND 3 as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          39%
AA                                                                           21%
A                                                                            14%
BBB                                                                          15%
BB or Lower                                                                   2%
N/R                                                                           9%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Dec                                                                    $    0.05
Jan                                                                         0.05
Feb                                                                         0.05
Mar                                                                         0.05
Apr                                                                         0.05
May                                                                        0.051
Jun                                                                        0.051
Jul                                                                        0.051
Aug                                                                        0.051
Sep                                                                        0.056
Oct                                                                        0.056
Nov                                                                        0.056

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                               $   10.81
                                                                         10.1999
                                                                            9.15
                                                                            9.94
                                                                            9.84
                                                                            10.4
                                                                           11.48
                                                                          11.242
                                                                           11.06
                                                                           11.67
                                                                         11.9705
                                                                           12.25
                                                                            11.5
                                                                           11.54
                                                                           10.96
                                                                           10.86
                                                                         10.8565
                                                                         11.2399
                                                                            11.5
                                                                           11.67
                                                                           11.75
                                                                           11.97
                                                                           12.21
                                                                           12.72
                                                                          12.642
                                                                           13.05
                                                                           13.04
                                                                           12.97
                                                                           13.02
                                                                           12.47
                                                                           12.63
                                                                            13.1
                                                                           13.05
                                                                            12.9
                                                                           13.05
                                                                           13.14
                                                                         13.3083
                                                                           13.41
                                                                            13.6
                                                                         13.7305
                                                                           13.69
                                                                           13.73
                                                                           13.94
                                                                          14.224
                                                                           14.13
                                                                         13.9474
                                                                            13.7
                                                                           13.71
                                                                            13.7
                                                                           13.93
                                                                           13.59
                                                                          13.466
                                                                         13.2499
11/30/09                                                                    13.3

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $13.30
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.15
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -6.01%
--------------------------------------------------------------------------------
Market Yield                                                              5.05%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               7.38%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $61,787
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.19
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.73
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         4.43%                6.70%
--------------------------------------------------------------------------------
1-Year                                              21.53%               22.05%
--------------------------------------------------------------------------------
5-Year                                               4.56%                4.29%
--------------------------------------------------------------------------------
Since
Inception                                            3.30%                4.73%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         19.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           15.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    14.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    13.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            9.7%
--------------------------------------------------------------------------------
Long-Term Care                                                             7.9%
--------------------------------------------------------------------------------
Health Care                                                                6.2%
--------------------------------------------------------------------------------
Utilities                                                                  5.0%
--------------------------------------------------------------------------------
Other                                                                      7.7%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NMT Performance OVERVIEW | NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
                           as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $13.70
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -3.39%
--------------------------------------------------------------------------------
Market Yield                                                              5.61%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               8.23%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $67,565
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.96
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.59
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         6.05%                9.62%
--------------------------------------------------------------------------------
1-Year                                              45.48%               26.23%
--------------------------------------------------------------------------------
5-Year                                               1.98%                4.48%
--------------------------------------------------------------------------------
10-Year                                              4.79%                6.17%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         20.1%
--------------------------------------------------------------------------------
Health Care                                                               17.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           11.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     9.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.6%
--------------------------------------------------------------------------------
Transportation                                                             6.8%
--------------------------------------------------------------------------------
Other                                                                     15.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          36%
AA                                                                           25%
A                                                                            23%
BBB                                                                           9%
BB or Lower                                                                   2%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                    $  0.0535
Jan                                                                       0.0535
Feb                                                                       0.0535
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                        0.061
Jun                                                                        0.061
Jul                                                                        0.061
Aug                                                                        0.061
Sep                                                                        0.064
Oct                                                                        0.064
Nov                                                                        0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                               $  10.257
                                                                          9.3301
                                                                            9.15
                                                                            9.32
                                                                            9.26
                                                                           10.02
                                                                           11.21
                                                                           11.25
                                                                           11.74
                                                                         11.7257
                                                                              12
                                                                           12.08
                                                                           12.15
                                                                           12.38
                                                                            11.5
                                                                         12.1501
                                                                           11.73
                                                                           12.65
                                                                           12.41
                                                                           12.26
                                                                           12.07
                                                                           12.07
                                                                           12.46
                                                                         12.8044
                                                                           12.65
                                                                           12.96
                                                                           13.28
                                                                         12.8799
                                                                           12.65
                                                                           12.48
                                                                            12.5
                                                                           12.78
                                                                            12.7
                                                                          12.624
                                                                           12.81
                                                                           13.24
                                                                           13.26
                                                                           13.14
                                                                           13.25
                                                                           13.39
                                                                            13.6
                                                                         13.5085
                                                                           13.85
                                                                           13.96
                                                                           14.39
                                                                           14.38
                                                                           14.01
                                                                           13.89
                                                                           14.12
                                                                           13.98
                                                                            13.6
                                                                           13.55
                                                                           13.72
11/30/09                                                                    13.7

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0414 per share.

14 Nuveen Investments

NMB Performance OVERVIEW | NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL
                           FUND as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          38%
AA                                                                           21%
A                                                                            19%
BBB                                                                          11%
BB or Lower                                                                   3%
N/R                                                                           8%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Dec                                                                    $   0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                        0.058
Apr                                                                        0.058
May                                                                         0.06
Jun                                                                         0.06
Jul                                                                         0.06
Aug                                                                         0.06
Sep                                                                        0.063
Oct                                                                        0.063
Nov                                                                        0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                               $ 11.1099
                                                                           11.15
                                                                           10.99
                                                                          11.064
                                                                           10.65
                                                                           10.81
                                                                           11.84
                                                                           13.19
                                                                          13.798
                                                                              14
                                                                           14.44
                                                                            14.5
                                                                           13.25
                                                                           12.45
                                                                           12.57
                                                                           13.85
                                                                           13.11
                                                                            13.1
                                                                           13.89
                                                                           13.94
                                                                              14
                                                                           14.25
                                                                              14
                                                                           14.14
                                                                           14.36
                                                                           13.94
                                                                           13.83
                                                                              14
                                                                           13.64
                                                                           13.95
                                                                           14.06
                                                                           13.62
                                                                            13.7
                                                                            13.6
                                                                           13.36
                                                                           13.29
                                                                            13.4
                                                                          13.599
                                                                           13.48
                                                                           13.58
                                                                            15.5
                                                                           14.69
                                                                          14.915
                                                                           14.51
                                                                           14.89
                                                                           14.38
                                                                         13.8035
                                                                           13.62
                                                                            13.8
                                                                            13.9
                                                                           13.91
                                                                           13.91
                                                                              14
11/30/09                                                                    14.4

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $14.40
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 1.27%
--------------------------------------------------------------------------------
Market Yield                                                              5.25%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               7.70%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $27,915
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     17.30
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.55
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         6.92%                7.99%
--------------------------------------------------------------------------------
1-Year                                              37.12%               23.89%
--------------------------------------------------------------------------------
5-Year                                               3.47%                4.12%
--------------------------------------------------------------------------------
Since
Inception                                            5.25%                5.88%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         26.3%
--------------------------------------------------------------------------------
Health Care                                                               19.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            9.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     9.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     7.8%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        7.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.8%
--------------------------------------------------------------------------------
Long-Term Care                                                             5.4%
--------------------------------------------------------------------------------
Other                                                                      8.7%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 15

NGX Performance OVERVIEW | NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE
                           MUNICIPAL FUND as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $14.75
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.49
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 1.79%
--------------------------------------------------------------------------------
Market Yield                                                              4.88%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               7.16%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $39,493
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.43
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.18
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                        14.96%                7.14%
--------------------------------------------------------------------------------
1-Year                                              33.87%               22.28%
--------------------------------------------------------------------------------
5-Year                                               2.80%                4.98%
--------------------------------------------------------------------------------
Since
Inception                                            4.81%                5.32%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           24.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    16.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         15.4%
--------------------------------------------------------------------------------
Water and Sewer                                                           11.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.1%
--------------------------------------------------------------------------------
Health Care                                                                9.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        6.6%
--------------------------------------------------------------------------------
Other                                                                      5.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(4)                                                                   26.4%
--------------------------------------------------------------------------------
AMBAC                                                                     21.0%
--------------------------------------------------------------------------------
FGIC                                                                      15.8%
--------------------------------------------------------------------------------
FSA                                                                       11.6%
--------------------------------------------------------------------------------
AGC                                                                       10.3%
--------------------------------------------------------------------------------
SYNCORA                                                                    8.0%
--------------------------------------------------------------------------------
MBIA                                                                       6.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(1,2)

                                   [PIE CHART]

Insured                                                                     61%
U.S. Guaranteed*                                                            24%
GNMA Guaranteed                                                              3%
AAA (Uninsured)                                                              2%
AA (Uninsured)                                                               6%
A (Uninsured)                                                                2%
BBB (Uninsured)                                                              1%
BB (Uninsured)                                                               1%

* U.S. Guaranteed includes 22% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Dec                                                                     $ 0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                         0.06
Oct                                                                         0.06
Nov                                                                         0.06

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

12/01/08                                                                $   11.7
                                                                           12.09
                                                                         10.9999
                                                                           10.65
                                                                           10.92
                                                                           11.41
                                                                           12.78
                                                                          13.192
                                                                           12.73
                                                                           12.91
                                                                           13.45
                                                                            13.4
                                                                            13.3
                                                                           13.06
                                                                           13.25
                                                                           12.75
                                                                           13.01
                                                                            13.8
                                                                              14
                                                                              14
                                                                          13.773
                                                                           13.88
                                                                           13.33
                                                                           12.97
                                                                           12.91
                                                                           13.05
                                                                           13.15
                                                                           13.38
                                                                           13.15
                                                                         13.0795
                                                                           13.46
                                                                          13.885
                                                                         14.2201
                                                                          14.013
                                                                           14.56
                                                                           14.42
                                                                           14.31
                                                                           14.33
                                                                         14.0899
                                                                           13.81
                                                                         14.4101
                                                                           14.11
                                                                         14.4799
                                                                           14.64
                                                                            14.4
                                                                         14.6536
                                                                         14.3689
                                                                         14.8896
                                                                           15.25
                                                                           15.15
                                                                         14.5606
                                                                           14.74
                                                                            14.4
11/30/09                                                                   14.75

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

16 Nuveen Investments

NOM Performance OVERVIEW | NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
                           as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         46%
AA                                                                          14%
A                                                                           13%
BBB                                                                          5%
N/R                                                                         22%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Dec                                                                     $ 0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                        0.056
Oct                                                                        0.056
Nov                                                                        0.056

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]
12/01/08                                                                $     11
                                                                              11
                                                                          9.6799
                                                                           10.42
                                                                            10.6
                                                                         12.1501
                                                                           12.05
                                                                            12.5
                                                                           12.65
                                                                            12.6
                                                                            13.2
                                                                              13
                                                                           11.95
                                                                           12.35
                                                                           13.14
                                                                         13.3101
                                                                            12.9
                                                                         11.9999
                                                                           12.19
                                                                           12.66
                                                                           13.35
                                                                         13.2901
                                                                           13.65
                                                                              13
                                                                            13.2
                                                                           13.25
                                                                            12.9
                                                                           12.75
                                                                              13
                                                                           13.58
                                                                           13.11
                                                                           12.83
                                                                           13.11
                                                                           13.18
                                                                           13.75
                                                                           13.78
                                                                           13.56
                                                                           13.24
                                                                            13.9
                                                                         13.5662
                                                                           13.59
                                                                           13.79
                                                                           13.85
                                                                            14.2
                                                                           13.95
                                                                         14.0999
                                                                           14.09
                                                                           13.78
                                                                         13.7201
                                                                           14.01
                                                                           13.95
                                                                            14.1
                                                                            13.9
11/30/09                                                                    13.9

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $13.90
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $13.17
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  5.54%
--------------------------------------------------------------------------------
Market Yield                                                               4.83%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.13%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                     $30,459
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      11.87
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  8.36
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                        10.51%                 8.62%
--------------------------------------------------------------------------------
1-Year                                              33.18%                21.70%
--------------------------------------------------------------------------------
5-Year                                               0.20%                 3.22%
--------------------------------------------------------------------------------
10-Year                                              6.13%                 5.90%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.7%
--------------------------------------------------------------------------------
Health Care                                                                14.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.6%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.3%
--------------------------------------------------------------------------------
Other                                                                      14.5%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 17

NTC | NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
    | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.7% (1.1% OF TOTAL INVESTMENTS)

$       1,340  Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00          BBB     $      1,275,693
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 38.4% (26.0% OF TOTAL
                  INVESTMENTS)

        1,000  Connecticut Health and Education Facilities Authority, Revenue      7/16 at 100.00           A2              995,580
                  Bonds, Quinnipiac University, Series 2006, 5.000%, 7/01/36 -
                  AMBAC Insured

        1,595  Connecticut Health and Education Facilities Authority, Revenue      7/17 at 100.00            A            1,659,226
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                  - NPFG Insured

        1,050  Connecticut Health and Education Facilities Authority,              7/16 at 100.00         BBB-              918,330
                  University of Hartford Revenue Bonds, Series 2006G, 5.250%,
                  7/01/36 - RAAI Insured

          925  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00            A              926,767
                  Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 - NPFG
                  Insured

          200  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          N/R              176,470
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                  RAAI Insured

          305  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              288,594
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27
                  - RAAI Insured

          725  Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 101.00            A              726,088
                  Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 -
                  MBIA Insured

          750  Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 101.00         Baa1              758,738
                  Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%,
                  7/01/29 - NPFG Insured

          800  Connecticut Health and Educational Facilities Authority, Revenue      No Opt. Call           A2              904,456
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured

          270  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              261,355
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured

        1,375  Connecticut Health and Educational Facilities Authority, Revenue    7/14 at 100.00           A+            1,490,005
                  Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 - NPFG
                  Insured

        2,000  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00         BBB-            1,768,400
                  Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32
                  - RAAI Insured

        1,500  Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 100.00          AAA            1,501,890
                  Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

        1,500  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00          AAA            1,535,250
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)

        3,550  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          AAA            3,694,201
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)

        6,150  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          AAA            6,451,719
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

          250  Connecticut Higher Education Supplemental Loan Authority,           5/10 at 102.00          AAA              255,258
                  Revenue Bonds, Family Education Loan Program, Series 1999A,
                  6.000%, 11/15/18 - AMBAC Insured (Alternative Minimum Tax)

          615  Connecticut Higher Education Supplemental Loan Authority,          11/11 at 100.00          Aa3              623,309
                  Revenue Bonds, Family Education Loan Program, Series 2001A,
                  5.250%, 11/15/18 - NPFG Insured (Alternative Minimum Tax)

        1,000  University of Connecticut, General Obligation Bonds, Series         1/14 at 100.00           AA            1,082,920
                  2004A, 5.000%, 1/15/18 - NPFG Insured

        1,220  University of Connecticut, General Obligation Bonds, Series         2/15 at 100.00          AAA            1,394,045
                  2005A, 5.000%, 2/15/17 - FSA Insured

          685  University of Connecticut, General Obligation Bonds, Series         2/16 at 100.00           AA              744,684
                  2006A, 5.000%, 2/15/23 - FGIC Insured

        1,000  University of Connecticut, Student Fee Revenue Refunding Bonds,    11/12 at 101.00          AA-            1,106,600
                  Series 2002A, 5.250%,  11/15/19 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       28,465  Total Education and Civic Organizations                                                                   29,263,885
-----------------------------------------------------------------------------------------------------------------------------------

18 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 15.5% (10.5% OF TOTAL INVESTMENTS)

               Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Bristol Hospital, Series 2002B:
$         500     5.500%, 7/01/21 - RAAI Insured                                   7/12 at 101.00          N/R     $        465,480
          700     5.500%, 7/01/32 - RAAI Insured                                   7/12 at 101.00          N/R              611,688

          645  Connecticut Health and Educational Facilities Authority,            7/10 at 101.00          N/R              639,808
                  Revenue Bonds, Eastern Connecticut Health Network, Series
                  2000A, 6.000%, 7/01/25 - RAAI Insured

               Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Griffin Hospital, Series 2005B:
          800     5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00          N/R              735,576
          500     5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00          N/R              439,555

          385  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00         BBB-              330,426
                  Revenue Bonds, Hospital For Special Care, Series 2007C,
                  5.250%, 7/01/32 - RAAI Insured

        2,620  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00          Aa3            2,591,914
                  Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                  7/01/32 - FSA Insured

        2,000  Connecticut Health and Educational Facilities Authority,            1/10 at 101.00         Baa1            1,862,480
                  Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                  7/01/24 - NPFG Insured

        1,395  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           A1            1,394,944
                  Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                  5.000%, 7/01/31 - AMBAC Insured

        3,000  Connecticut Health and Educational Facilities Authority,            1/10 at 100.00           A3            2,750,580
                  Revenue Refunding Bonds, Middlesex Health Services, Series
                  1997H, 5.125%, 7/01/27 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
       12,545  Total Health Care                                                                                         11,822,451
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 2.6% (1.8% OF TOTAL INVESTMENTS)

        1,000  Connecticut Housing Finance Authority, Housing Mortgage            12/09 at 100.00          AAA            1,000,570
                  Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
                  (Alternative Minimum Tax)

        1,000  Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00          AAA              969,540
                  Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                  11/15/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,000  Total Housing/Multifamily                                                                                  1,970,110
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.5% (5.1% OF TOTAL INVESTMENTS)

               Connecticut Housing Finance Authority, Housing Mortgage
               Finance Program Bonds, Series 2001C:
        1,000     5.300%, 11/15/33 (Alternative Minimum Tax)                      11/10 at 100.00          AAA            1,000,070
          500     5.450%, 11/15/43 (Alternative Minimum Tax)                      11/10 at 100.00          AAA              500,170

        1,675  Connecticut Housing Finance Authority, Housing Mortgage             5/13 at 100.00          AAA            1,695,067
                  Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34

               Connecticut Housing Finance Authority, Housing Mortgage
               Finance Program Bonds, Series 2006-A1:
          205     4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              196,931
          220     4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00          AAA              208,278

        2,100  Connecticut Housing Finance Authority, Housing Mortgage             5/16 at 100.00          AAA            2,104,137
                  Finance Program Bonds, Series 2006D, 4.650%, 11/15/27
-----------------------------------------------------------------------------------------------------------------------------------
        5,700  Total Housing/Single Family                                                                                5,704,653
-----------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 4.1% (2.8% OF TOTAL INVESTMENTS)

          470  Connecticut Development Authority, First Mortgage Gross             4/10 at 100.00         BBB-              470,508
                  Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                  Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          615  Connecticut Development Authority, First Mortgage Gross             3/10 at 102.00         BBB-              617,417
                  Revenue Refunding Healthcare Bonds, Connecticut Baptist
                  Homes Inc., Series 1999, 5.500%, 9/01/15 - RAAI Insured

               Connecticut Development Authority, Revenue Refunding Bonds,
               Duncaster Inc., Series 1999A:
        1,000     5.250%, 8/01/19 - RAAI Insured                                   2/10 at 102.00          BBB            1,010,100
        1,000     5.375%, 8/01/24 - RAAI Insured                                   2/10 at 102.00          BBB            1,005,230
-----------------------------------------------------------------------------------------------------------------------------------
        3,085  Total Long-Term Care                                                                                       3,103,255
-----------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 22.6% (15.3% OF TOTAL INVESTMENTS)

          750  Bridgeport, Connecticut, General Obligation Refunding Bonds,        8/12 at 100.00         Baa1              769,080
                  Series 2002A, 5.375%, 8/15/19 - FGIC Insured

                                                           Nuveen Investments 19



NTC | NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND  (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,110   Connecticut State, General Obligation Bonds, Series 2004C,          4/14 at 100.00            AA   $     1,185,058
                   5.000%, 4/01/23 - FGIC Insured

        2,000   Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00            AA         2,168,580
                   4.750%, 12/15/24

        1,300   Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00           AAA         1,428,635
                   5.000%, 6/01/23 - FSA Insured

          500   Connecticut State, General Obligation Bonds, Series 2006E,         12/16 at 100.00            AA           562,675
                   5.000%, 12/15/20

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          775      5.000%, 8/01/20 - FSA Insured                                    8/15 at 100.00           AAA           839,496
          525      4.375%, 8/01/24 - FSA Insured                                    8/15 at 100.00           AAA           531,101

          500   New Haven, Connecticut, General Obligation Bonds, Series 2006,     11/16 at 100.00            A-           555,225
                   5.000%, 11/01/17 - AMBAC Insured

          500   North Haven, Connecticut, General Obligation Bonds,                   No Opt. Call           Aa2           587,145
                   Series 2006, 5.000%, 7/15/24

        1,860   Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call             A         1,956,739
                   Series 2001A, 5.500%, 7/01/20 - NPFG Insured

                Regional School District 16, Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Series 2000:
          350      5.500%, 3/15/18 - FSA Insured                                    3/10 at 101.00           Aa3           357,963
          350      5.625%, 3/15/19 - FSA Insured                                    3/10 at 101.00           Aa3           358,092
          350      5.700%, 3/15/20 - FSA Insured                                    3/10 at 101.00           Aa3           358,229

        1,420   Regional School District 16, Connecticut, General Obligation        3/13 at 101.00            A3         1,568,021
                   Bonds, Series 2003, 5.000%, 3/15/16 - AMBAC Insured

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          465      5.000%, 6/15/17                                                    No Opt. Call            AA           550,834
          460      5.000%, 6/15/19                                                    No Opt. Call            AA           546,126
        1,000      5.000%, 6/15/21                                                    No Opt. Call            AA         1,185,610

        1,500   West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00           AAA         1,694,415
                    2005B, 5.000%, 10/01/18
----------------------------------------------------------------------------------------------------------------------------------
       15,715   Total Tax Obligation/General                                                                            17,203,024
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 21.7% (14.7% OF TOTAL INVESTMENTS)

          380   Capitol Region Education Council, Connecticut, Revenue Bonds,       4/10 at 100.00           BBB           381,349
                   Series 1995, 6.700%, 10/15/10

                Connecticut Health and Educational Facilities Authority, Child
                Care Facilities Program Revenue Bonds, Series 2006F:
        1,300      5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00           AAA         1,329,952
        1,000      5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00           AAA         1,011,140

        1,945   Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 102.00           N/R         1,948,248
                   Bonds, Child Care Facilities Program, Series 1999C,
                   5.625%, 7/01/29 - AMBAC Insured

                Connecticut, Special Tax Obligation Transportation
                Infrastructure Purpose Bonds, Series 2002B:
        2,000      5.000%, 12/01/20 - AMBAC Insured                                12/12 at 100.00            AA         2,087,600
        1,000      5.000%, 12/01/21 - AMBAC Insured                                12/12 at 100.00            AA         1,048,750

          500   Connecticut, Special Tax Obligation Transportation                  1/14 at 100.00            AA           529,660
                   Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 -
                   FGIC Insured

        1,750   Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00            AA         1,853,828
                   Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                   8/01/27 - AMBAC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax
                Revenue Bonds, Series 2005A:
          960      0.000%, 7/01/32 - FGIC Insured                                     No Opt. Call          BBB+           193,651
        2,615      0.000%, 7/01/33 - FGIC Insured                                     No Opt. Call          BBB+           482,860

        2,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,         8/12 at 100.00           AAA         2,049,600
                   8/01/21 - FSA Insured

        2,400   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00           AAA         2,595,744
                   8/01/16 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/14 at 100.00           AAA         1,041,020
                   Loan Note, Series 2003, 5.250%, 10/01/19 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       18,850   Total Tax Obligation/Limited                                                                            16,553,402
----------------------------------------------------------------------------------------------------------------------------------

20 Nuveen Investments

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.0% (0.7% OF TOTAL INVESTMENTS)

$         750   Connecticut, General Airport Revenue Bonds, Bradley                 4/11 at 101.00             A   $       742,028
                   International Airport, Series 2001A, 5.125%, 10/01/26 - FGIC
                   Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 12.3% (8.3% OF TOTAL INVESTMENTS) (4)

           50   Connecticut Health and Educational Facilities Authority, Revenue    7/10 at 101.00        N/R (4)           52,165
                   Bonds, Eastern Connecticut Health Network, Series 2000A,
                   6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured

          650   Connecticut Health and Educational Facilities Authority, Revenue    7/11 at 101.00        N/R (4)          706,693
                   Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                   (Pre-refunded 7/01/11)

           40   Connecticut, General Obligation Bonds, Series 1993E, 6.000%,          No Opt. Call         AA (4)           44,828
                   3/15/12 (ETM)

        1,500   Connecticut, General Obligation Bonds, Series 2002B, 5.500%,        6/12 at 100.00         AA (4)        1,678,920
                   6/15/21 (Pre-refunded 6/15/12)

          600   Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00        N/R (4)          642,084
                   Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                   (Pre-refunded 5/15/11)

        1,000   Hartford, Connecticut, Parking System Revenue Bonds, Series         7/10 at 100.00       Baa2 (4)        1,035,480
                   2000A, 6.400%, 7/01/20 (Pre-refunded 7/01/10)

          400   Northern Mariana Islands, General Obligation Bonds, Series          6/10 at 100.00           AAA           411,608
                   2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured

        1,000   Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00           AAA         1,054,020
                   Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          300   Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00           AAA           309,540
                   Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                   (Pre-refunded 7/01/10)

        1,100   University of Connecticut, General Obligation Bonds, Series         2/13 at 100.00         AA (4)        1,244,584
                   2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00       BBB+ (4)        1,061,920
                   Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                   10/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,     4/12 at 100.00           AAA         1,108,250
                   5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
        8,640   Total U.S. Guaranteed                                                                                    9,350,092
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 8.6% (5.8% OF TOTAL INVESTMENTS)

        1,150   Bristol Resource Recovery Facility Operating Committee,               No Opt. Call            A+         1,257,847
                   Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc.,
                   Series 2005, 5.000%, 7/01/12 - AMBAC Insured

        1,000   Connecticut Development Authority, Pollution Control Revenue        4/10 at 101.50          Baa1         1,004,020
                   Refunding Bonds, Connecticut Light and Power Company, Series
                   1993A, 5.850%, 9/01/28

        1,070   Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00          Baa1         1,050,975
                   Facilities Revenue Bonds, PSEG Power LLC Project, Series
                   2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

        1,750   Connecticut Resource Recovery Authority, Revenue Bonds, American   12/11 at 102.00           Ba1         1,682,783
                   Ref-Fuel Company of Southeastern Connecticut LP, Series
                   1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          310      5.500%, 1/01/14 (Alternative Minimum Tax)                        1/10 at 100.00           BBB           310,254
        1,290      5.500%, 1/01/20 (Alternative Minimum Tax)                        1/10 at 100.00           BBB         1,269,373
----------------------------------------------------------------------------------------------------------------------------------
        6,570   Total Utilities                                                                                          6,575,252
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 11.6% (7.9% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Water Facility Revenue Bonds,    9/17 at 100.00           N/R           431,070
                   Aquarion Water Company Project, Series 200.7, 5.100%,
                   9/01/37 - SYNCORA GTY Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00           AAA         1,329,274
                   2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
        1,520      5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00             A         1,549,762
        2,260      5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00             A         2,269,198

                                                           Nuveen Investments 21


NTC | NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
$       1,000      5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00            A+   $     1,047,390
        1,075      5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00            A+         1,089,663

        1,100   Stamford, Connecticut, Water Pollution Control System and          11/13 at 100.00           AA+         1,118,117
                   Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
-----------------------------------------------------------------------------------------------------------------------------------
        8,640   Total Water and Sewer                                                                                    8,834,474
-----------------------------------------------------------------------------------------------------------------------------------
$     112,300   Total Investments (cost $111,619,663) - 147.6%                                                         112,398,319
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.5)%                                                                     (7,965,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.8%                                                                     5,141,868
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (43.9)% (5)                                                   (33,450,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    76,125,187
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.8%.

N/R    Not rated.

(ETM)  Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22 Nuveen Investments


 NFC | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
     | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 35.6% (24.1% OF TOTAL
                  INVESTMENTS)

$         795  Connecticut Health and Education Facilities Authority, Revenue      7/17 at 100.00            A     $        827,015
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                  NPFG Insured

          500  Connecticut Health and Education Facilities Authority, University   7/16 at 100.00         BBB-              437,300
                  of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                  RAAI Insured

          100  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          N/R               88,235
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured

          150  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              141,932
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27
                  - RAAI Insured

          440  Connecticut Health and Educational Facilities Authority, Revenue      No Opt. Call           A2              498,410
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 -
                  AMBAC Insured

          130  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          N/R              125,837
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured

           50  Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 100.50         Baa2               47,166
                  Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28
                  - RAAI Insured

          350  Connecticut Health and Educational Facilities Authority, Revenue    7/14 at 100.00           A+              394,723
                  Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 - NPFG
                  Insured

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00         BBB-              884,200
                  Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                  RAAI Insured

        1,000  Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 100.00          AAA            1,001,260
                  Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

          500  Connecticut Health and Educational Facilities Authority, Revenue    7/13 at 100.00          AAA              511,750
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)

        1,800  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          AAA            1,873,116
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)

        3,050  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00          AAA            3,199,633
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

          480  Connecticut Higher Education Supplemental Loan Authority, Revenue  11/11 at 100.00          Aa3              486,485
                  Bonds, Family Education Loan Program, Series 2001A, 5.250%,
                  11/15/18 - NPFG Insured (Alternative Minimum Tax)

               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System,
               Series 1999:
          125     5.375%, 2/01/19                                                  2/10 at 100.50         BBB-              122,819
          270     5.375%, 2/01/29                                                  2/10 at 100.50         BBB-              245,476

               University of Connecticut, General Obligation Bonds, Series
               2001A:
        1,000     4.750%, 4/01/20                                                  4/11 at 101.00           AA            1,030,826
        1,000     4.750%, 4/01/21                                                  4/11 at 101.00           AA            1,028,727

          485  University of Connecticut, General Obligation Bonds, Series         2/16 at 100.00           AA              527,258
                  2006A, 5.000%, 2/15/23 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       13,225  Total Education and Civic Organizations                                                                   13,472,168
-----------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 10.8% (7.4% OF TOTAL INVESTMENTS)

        1,400  Connecticut Health and Educational Facilities Authority, Revenue    7/12 at 101.00          N/R            1,223,376
                  Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 - RAAI
                  Insured

               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Griffin Hospital, Series 2005B:
          500     5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00          N/R              459,735
          250     5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00          N/R              219,778

          185  Connecticut Health and Educational Facilities Authority, Revenue    7/17 at 100.00         BBB-              158,776
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%,
                  7/01/32 - RAAI Insured

           60  Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00          Aa3               59,357
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - FSA
                  Insured

                                                           Nuveen Investments 23


NFC | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         125   Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 101.00          Baa1   $        116,405
                   Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 - NPFG
                   Insured

        1,870   Connecticut Health and Educational Facilities Authority, Revenue    7/16 at 100.00            A1          1,869,925
                   Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%,
                   7/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        4,390   Total Health Care                                                                                         4,107,352
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

          500   Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00           AAA            484,770
                   Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                   11/15/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 7.3% (4.9% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2001C:
        1,000      5.300%, 11/15/33 (Alternative Minimum Tax)                      11/10 at 100.00           AAA          1,000,070
          250      5.450%, 11/15/43 (Alternative Minimum Tax)                      11/10 at 100.00           AAA            250,085

          800   Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00           AAA            809,584
                   Program Bonds, Series 2004-A5, 5.050%, 11/15/34

          700   Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00           AAA            701,379
                   Program Bonds, Series 2006D, 4.650%, 11/15/27
-----------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Single Family                                                                               2,761,118
-----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 1.6% (1.1% OF TOTAL INVESTMENTS)

          300   Connecticut Development Authority, First Mortgage Gross Revenue    12/11 at 102.00          BBB+            292,962
                   Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                   5.750%, 12/01/23

          110   Connecticut Development Authority, First Mortgage Gross Revenue     4/10 at 100.00          BBB-            104,726
                   Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                   Avery Heights, Series 1997, 5.800%, 4/01/21

          250   Connecticut State Development Authority, Health Facilities          8/17 at 100.00           N/R            205,428
                   Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                   Inc., Series 2007, 5.500%, 8/15/27
-----------------------------------------------------------------------------------------------------------------------------------
          660   Total Long-Term Care                                                                                        603,116
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 11.3% (7.6% OF TOTAL INVESTMENTS)

          560   Connecticut State, General Obligation Bonds, Series 2004C,          4/14 at 100.00            AA            597,867
                   5.000%, 4/01/23 - FGIC Insured

          700   Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00            AA            759,003
                   4.750%, 12/15/24

          100   Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00           AAA            109,895
                5.000%, 6/01/23 - FSA Insured Hartford, Connecticut, General
                Obligation Bonds, Series 2005A:
          360      5.000%, 8/01/21 - FSA Insured                                    8/15 at 100.00           AAA            386,212
          240      4.375%, 8/01/24 - FSA Insured                                    8/15 at 100.00           AAA            242,789

          400   North Haven, Connecticut, General Obligation Bonds, Series 2006,      No Opt. Call           Aa2            469,716
                   5.000%, 7/15/24

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          335      5.000%, 6/15/17                                                    No Opt. Call            AA            396,838
          335      5.000%, 6/15/19                                                    No Opt. Call            AA            397,722

          810   West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00           AAA            914,984
                   2005B, 5.000%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
        3,840   Total Tax Obligation/General                                                                              4,275,026
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 24.4% (16.5% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Child
                Care Facilities Program Revenue Bonds, Series 2006F:
          650      5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00           AAA            664,976
          500      5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00           AAA            505,570

        1,000   Connecticut Health and Educational Facilities Authority, Revenue    1/10 at 104.00             A          1,058,430
                   Bonds, New Opportunities for Waterbury Inc., Series 1998A,
                   6.750%, 7/01/28

                Connecticut, Certificates of Participation, Juvenile Training
                School, Series 2001:
          600      5.000%, 12/15/20                                                12/11 at 101.00           AA-            624,180
        1,000      5.000%, 12/15/30                                                12/11 at 101.00           AA-          1,017,740

        1,475   Connecticut, Special Tax Obligation Transportation                    No Opt. Call           AAA          1,663,771
                   Infrastructure Purpose Bonds, Series 1998B, 5.500%,
                   11/01/12 - FSA Insured

24 Nuveen Investments


    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         900   Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00            AA   $        953,397
                   Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                   8/01/27 - AMBAC Insured

          600   Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           BBB            570,966
                   Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          470   Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call          BBB+             94,808
                   Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

        1,200   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00           AAA          1,297,872
                   8/01/16 - FSA Insured

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00          BBB+            767,948
                   Loan Note, Series 1999A, 6.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
        9,145   Total Tax Obligation/Limited                                                                              9,219,658
-----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 6.5% (4.4% OF TOTAL INVESTMENTS)

        2,500   Connecticut, General Airport Revenue Bonds, Bradley                 4/11 at 101.00             A          2,473,425
                   International Airport, Series 2001A, 5.125%, 10/01/26 -
                   FGIC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 28.8% (19.5% OF TOTAL INVESTMENTS) (4)

        1,000   Connecticut Health and Educational Facilities Authority,            7/11 at 101.00        N/R (4)         1,087,220
                   Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%,
                   7/01/23 (Pre-refunded 7/01/11)

        2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,          10/11 at 100.00           AAA          2,178,860
                   5.500%, 10/01/20 (Pre-refunded 10/01/11)

          500   Connecticut, General Obligation Bonds, Series 2002B, 5.500%,        6/12 at 100.00         AA (4)           559,640
                   6/15/21 (Pre-refunded 6/15/12)

          500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,      7/11 at 102.00        Aa3 (4)           547,175
                   5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
           25      5.000%, 5/15/22 (Pre-refunded 5/15/11)                           5/11 at 100.00        N/R (4)            26,573
          500      5.400%, 5/15/31 (Pre-refunded 5/15/11)                           5/11 at 100.00        N/R (4)           531,700

        1,270   Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00        N/R (4)         1,359,078
                   Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                   (Pre-refunded 5/15/11)

          220   New Haven, Connecticut, General Obligation Bonds, Series 2001A,    11/11 at 100.00         A- (4)           231,040
                   5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC Insured

          250   Northern Mariana Islands, General Obligation Bonds, Series          6/10 at 100.00           AAA            257,255
                   2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        1,425      5.500%, 10/01/32                                                10/10 at 101.00           AAA          1,501,979
        1,300      5.500%, 10/01/40                                                10/10 at 101.00           AAA          1,370,226

          145   Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00           AAA            149,611
                   Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                   (Pre-refunded 7/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,     4/12 at 100.00           AAA          1,108,250
                   5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       10,135   Total U.S. Guaranteed                                                                                    10,908,607
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 7.4% (5.0% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue        4/10 at 101.50          Baa1            502,010
                   Refunding Bonds, Connecticut Light and Power Company,
                   Series 1993A, 5.850%, 9/01/28

          560   Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00          Baa1            550,043
                   Facilities Revenue Bonds, PSEG Power LLC Project, Series
                   2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds, American   12/11 at 102.00           Ba1            961,590
                   Ref-Fuel Company of Southeastern Connecticut LP, Series
                   1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)

          790   Eastern Connecticut Resource Recovery Authority, Solid Waste        1/10 at 100.00           BBB            790,648
                   Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                   5.500%, 1/01/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,850   Total Utilities                                                                                           2,804,291
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25


NFC | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.7% (8.6% OF TOTAL INVESTMENTS)

$         255   Connecticut Development Authority, Water Facility Revenue Bonds,    9/17 at 100.00           N/R   $       219,846
                   Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37
                   - SYNCORA GTY Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00           AAA         1,329,274
                   2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
          720      5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00             A           734,098
        1,110      5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00             A         1,114,518

          140   Guam Government Waterworks Authority, Water and  Wastewater         7/15 at 100.00           Ba2           140,452
                   System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
          750      5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00            A+           785,543
          470      5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00            A+           476,411
-----------------------------------------------------------------------------------------------------------------------------------
        4,630   Total Water and Sewer                                                                                    4,800,142
-----------------------------------------------------------------------------------------------------------------------------------
$      54,625   Total Investments (cost $55,060,770) - 147.7%                                                           55,909,673
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.1)%                                                                     (3,820,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 8.0%                                                                     3,009,456
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (45.6)% (5)                                                   (17,250,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    37,849,129
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.9%.

N/R   Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

26 Nuveen Investments


NGK | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
    | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9% (1.2% OF TOTAL INVESTMENTS)

$         675   Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00           BBB   $       642,607
                   Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 33.7% (22.5% OF TOTAL
                   INVESTMENTS)

          715   Connecticut Health and Education Facilities Authority, Revenue      7/17 at 100.00             A           743,790
                   Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                   - NPFG Insured

          500   Connecticut Health and Education Facilities Authority,              7/16 at 100.00          BBB-           437,300
                   University of Hartford Revenue Bonds, Series 2006G, 5.250%,
                   7/01/36 - RAAI Insured

          100   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           N/R            88,235
                   Revenue Bonds, Canterbury School, Series 2006B, 5.000%,
                   7/01/36 - RAAI Insured

          135   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00           N/R           127,738
                   Revenue Bonds, Chase Collegiate School, Series 2007A,
                   5.000%, 7/01/27 - RAAI Insured

           95   Connecticut Health and Educational Facilities Authority,            1/10 at 101.00             A            95,143
                   Revenue Bonds, Fairfield University, Series 1998H, 5.000%,
                   7/01/23 - MBIA Insured

          500   Connecticut Health and Educational Facilities Authority,            7/10 at 100.00           N/R           500,980
                   Revenue Bonds, Hopkins School, Series 1998A, 5.000%, 7/01/20
                   - AMBAC Insured

          310   Connecticut Health and Educational Facilities Authority,              No Opt. Call            A2           350,477
                   Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%,
                   7/01/19 - AMBAC Insured

          120   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00           N/R           116,158
                   Revenue Bonds, Renbrook School, Series 2007A, 5.000%,
                   7/01/37 - AMBAC Insured

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, University of Hartford, Series 2002E:
          590      5.500%, 7/01/22 - RAAI Insured                                   7/12 at 101.00          BBB-           593,050
        1,000      5.250%, 7/01/32 - RAAI Insured                                   7/12 at 101.00          BBB-           884,200

        1,000   Connecticut Health and Educational Facilities Authority,            1/10 at 100.00           AAA         1,001,256
                   Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

          500   Connecticut Health and Educational Facilities Authority,            7/13 at 100.00           AAA           511,750
                   Revenue Bonds, Yale University, Series 2003X-1, 5.000%,
                   7/01/42 (UB)

        1,600   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           AAA         1,664,992
                   Revenue Bonds, Yale University, Series 2007Z-1, 5.000%,
                   7/01/42 (UB)

        2,750   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00           AAA         2,884,915
                   Revenue Bonds, Yale University, Series 2007Z-3, 5.050%,
                   7/01/42 (UB)

                University of Connecticut, General Obligation Bonds, Series
                2006A:
          450      5.000%, 2/15/19 - FGIC Insured                                   2/16 at 100.00            AA           504,216
          490      5.000%, 2/15/23 - FGIC Insured                                   2/16 at 100.00            AA           532,694

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,    11/12 at 101.00           AA-           527,130
                   Series 2002A, 5.250%, 11/15/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       11,355   Total Education and Civic Organizations                                                                 11,564,024
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 12.5% (8.3% OF TOTAL INVESTMENTS)

          300   Connecticut Health and Educational Facilities Authority,            7/12 at 101.00           N/R           262,152
                   Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
                   7/01/32 - RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Eastern Connecticut Health Network, Series 2000A:
           20      6.125%, 7/01/20 - RAAI Insured                                   7/10 at 101.00           N/R            20,129
           65      6.000%, 7/01/25 - RAAI Insured                                   7/10 at 101.00           N/R            64,477

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Griffin Hospital, Series 2005B:
          300      5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00           N/R           275,841
          300      5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00           N/R           263,733

          170   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00          BBB-           145,903
                   Revenue Bonds, Hospital For Special Care, Series 2007C,
                   5.250%, 7/01/32 - RAAI Insured

                                                           Nuveen Investments 27


NGK | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,190   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           Aa3   $     1,177,243
                   Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                   7/01/32 - FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority,            7/12 at 101.00           N/R           863,040
                   Revenue Bonds, St. Francis Hospital and Medical Center,
                   Series 2002D, 5.000%, 7/01/22 - RAAI Insured

           25   Connecticut Health and Educational Facilities Authority,            1/10 at 101.00          Baa1            25,029
                   Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                   7/01/18 - NPFG Insured

        1,170   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00            A1         1,169,953
                   Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                   5.000%, 7/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        4,540   Total Health Care                                                                                        4,267,500
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

          500   Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00           AAA           484,770
                   Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                   11/15/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 6.3% (4.2% OF TOTAL INVESTMENTS)

          250   Connecticut Housing Finance Authority, Housing Mortgage Finance    11/10 at 100.00           AAA           250,085
                   Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative
                   Minimum Tax)

          700   Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00           AAA           708,386
                   Program Bonds, Series 2004-A5, 5.050%, 11/15/34

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          305      4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00           AAA           292,995
          330      4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00           AAA           312,418

          600   Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00           AAA           601,182
                   Program Bonds, Series 2006D, 4.650%, 11/15/27
----------------------------------------------------------------------------------------------------------------------------------
        2,185   Total Housing/Single Family                                                                              2,165,066
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 3.4% (2.3% OF TOTAL INVESTMENTS)

          320   Connecticut Development Authority, First Mortgage Gross Revenue    12/11 at 102.00          BBB+           312,493
                   Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                   5.750%, 12/01/23

          205   Connecticut Development Authority, First Mortgage Gross Revenue     4/10 at 100.00          BBB-           205,221
                   Refunding Healthcare Bonds, Church Homes Inc. -
                   Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          450   Connecticut Health and Educational Facilities Authority,            7/12 at 101.00           N/R           452,030
                   Revenue Bonds, Village for Families and Children Inc.,
                   Series 2002A, 5.000%, 7/01/19 - AMBAC Insured

          250   Connecticut State Development Authority, Health Facilities          8/17 at 100.00           N/R           205,428
                   Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                   Inc., Series 2007, 5.500%, 8/15/27
----------------------------------------------------------------------------------------------------------------------------------
        1,225   Total Long-Term Care                                                                                     1,175,172
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 14.0% (9.3% OF TOTAL INVESTMENTS)

          600   Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00            AA           650,574
                   4.750%, 12/15/24

          400   Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00           AAA           439,580
                   5.000%, 6/01/23 - FSA Insured

        1,305   Hartford County Metropolitan District, Connecticut, General         4/12 at 101.00           AA+         1,397,277
                   Obligation Bonds, Series 2002, 5.000%, 4/01/22

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360      5.000%, 8/01/21 - FSA Insured                                    8/15 at 100.00           AAA           386,212
          140      4.375%, 8/01/24 - FSA Insured                                    8/15 at 100.00           AAA           141,627

          650   New Haven, Connecticut, General Obligation Bonds, Series 2006,     11/16 at 100.00            A-           721,793
                   5.000%, 11/01/17 - AMBAC Insured

          400   Suffield, Connecticut, General Obligation Bonds, Series 2005,         No Opt. Call            AA           474,244
                   5.000%, 6/15/21

          500   West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00           AAA           578,345
                   2005B, 5.000%, 10/01/17
----------------------------------------------------------------------------------------------------------------------------------
        4,355   Total Tax Obligation/General                                                                             4,789,652
----------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.6% (11.0% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Child
                Care Facilities Program Revenue Bonds, Series 2006F:
$         575      5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00           AAA      $    588,248
          500      5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00           AAA           505,570

          500   Connecticut, Special Tax Obligation Transportation                 10/11 at 100.00           AAA           540,570
                   Infrastructure Purpose Bonds, Series 2001B, 5.375%, 10/01/13
                   - FSA Insured

        1,625   Connecticut, Special Tax Obligation Transportation                  7/12 at 100.00           AAA         1,770,698
                   Infrastructure Purpose Bonds, Series 2002A, 5.375%, 7/01/20
                   - FSA Insured

          850   Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00            AA           900,431
                   Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                   8/01/27 - AMBAC Insured

          500   Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           BBB           475,805
                   Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          430   Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call          BBB+            86,740
                   Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

          750   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00           AAA           811,170
                   8/01/16 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,730   Total Tax Obligation/Limited                                                                             5,679,232
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 6.5% (4.3% OF TOTAL INVESTMENTS)

        1,950   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights           No Opt. Call           N/R         2,216,799
                   Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC
                   Insured
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 36.2% (24.1% OF TOTAL INVESTMENTS) (4)

        2,250   Connecticut Health and Educational Facilities Authority,           11/11 at 100.00           AAA         2,435,265
                   Revenue Bonds, Connecticut State University System, Series
                   2002D-2, 5.000%, 11/01/21 (Pre-refunded 11/01/11) - FSA
                   Insured

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
          100      6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00       N/R (4)           104,422
           30      6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00       N/R (4)            31,321
            5      6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00       N/R (4)             5,217

          400   Connecticut Health and Educational Facilities Authority,            3/11 at 101.00           AAA           426,524
                   Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
                   3/01/32 (Pre-refunded 3/01/11) - FSA Insured

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000      5.000%, 9/15/20 (Pre-refunded 9/15/12)                           9/12 at 101.00       Aa1 (4)         1,121,750
        1,450      5.000%, 9/15/21 (Pre-refunded 9/15/12)                           9/12 at 101.00       Aa1 (4)         1,626,538

          250   Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00       N/R (4)           267,535
                   Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                   (Pre-refunded 5/15/11)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/10 at 101.00           AAA         1,038,610
                   Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                   FSA Insured

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        1,000      5.500%, 10/01/32                                                10/10 at 101.00           AAA         1,054,020
        2,000      5.500%, 10/01/40                                                10/10 at 101.00           AAA         2,108,040

        1,535   Regional School District 8, Andover, Hebron and Marlborough,        5/11 at 101.00       Aa3 (4)         1,649,066
                   Connecticut, General Obligation Bonds, Series 2002, 5.000%,
                   5/01/22 (Pre-refunded 5/01/11) - FSA Insured

          500   Waterbury, Connecticut, General Obligation Bonds, Series            4/12 at 100.00           AAA           554,125
                   2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       11,520   Total U.S. Guaranteed                                                                                   12,422,433
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 7.8% (5.2% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue        4/10 at 101.50          Baa1           502,010
                   Refunding Bonds, Connecticut Light and Power Company, Series
                   1993A, 5.850%, 9/01/28

          470   Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00          Baa1           461,643
                   Facilities Revenue Bonds, PSEG Power LLC Project, Series
                   2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

                                                           Nuveen Investments 29


NGK | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,000   Connecticut Resource Recovery Authority, Revenue Bonds,            12/11 at 102.00           Ba1   $       961,590
                   American Ref-Fuel Company of Southeastern Connecticut LP,
                   Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          250      5.500%, 1/01/15 (Alternative Minimum Tax)                        1/10 at 100.00           BBB           250,163
          510      5.500%, 1/01/20 (Alternative Minimum Tax)                        1/10 at 100.00           BBB           501,845
-----------------------------------------------------------------------------------------------------------------------------------
        2,730   Total Utilities                                                                                          2,677,251
-----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 10.0% (6.7% OF TOTAL INVESTMENTS)

          220   Connecticut Development Authority, Water Facility Revenue           9/17 at 100.00           N/R           189,671
                   Bonds, Aquarion Water Company Project, Series 200.7, 5.100%,
                   9/01/37 - SYNCORA GTY Insured (Alternative Minimum Tax)

          785   Connecticut, State Revolving Fund General Revenue Bonds,           10/13 at 100.00           AAA           880,574
                   Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds,
                Series 2005A:
          690      5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00             A           703,510
          320      5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00             A           321,302

          130   Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00           Ba2           130,420
                   System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
          750      5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00            A+           785,543
          410      5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00            A+           415,592
-----------------------------------------------------------------------------------------------------------------------------------
        3,305   Total Water and Sewer                                                                                    3,426,612
-----------------------------------------------------------------------------------------------------------------------------------
$      50,070   Total Investments (cost $50,388,731) - 150.3%                                                           51,511,118
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.1)%                                                                     (3,460,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.9%                                                                     1,670,770
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (45.1)% (5)                                                   (15,450,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    34,271,888
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%.

N/R   Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

30 Nuveen Investments


NGO | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.3% (2.2% OF TOTAL INVESTMENTS)

$       2,155   Puerto Rico, The Children's Trust Fund, Tobacco Settlement          5/12 at 100.00           BBB   $     2,051,582
                   Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 28.4% (19.3% OF TOTAL
                   INVESTMENTS)

        1,000   Connecticut Health and Education Facilities Authority, Revenue      7/17 at 100.00             A           929,800
                   Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 -
                   NPFG Insured

        1,000   Connecticut Health and Education Facilities Authority, Revenue      7/16 at 100.00            A2           995,580
                   Bonds, Quinnipiac University, Series 2006, 5.000%, 7/01/36 -
                   AMBAC Insured

        1,300   Connecticut Health and Education Facilities Authority, Revenue      7/17 at 100.00             A         1,352,349
                   Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                   - NPFG Insured

          650   Connecticut Health and Education Facilities Authority,              7/16 at 100.00          BBB-           568,490
                   University of Hartford Revenue Bonds, Series 2006G, 5.250%,
                   7/01/36 - RAAI Insured

          150   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           N/R           132,353
                   Revenue Bonds, Canterbury School, Series 2006B, 5.000%,
                   7/01/36 - RAAI Insured

          250   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00           N/R           236,553
                   Revenue Bonds, Chase Collegiate School, Series 2007A,
                   5.000%, 7/01/27 - RAAI Insured

          400   Connecticut Health and Educational Facilities Authority,              No Opt. Call            A2           452,228
                   Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%,
                   7/01/19 - AMBAC Insured

          215   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00           N/R           208,116
                   Revenue Bonds, Renbrook School, Series 2007A, 5.000%,
                   7/01/37 - AMBAC Insured

          750   Connecticut Health and Educational Facilities Authority,            7/12 at 101.00          BBB-           753,878
                   Revenue Bonds, University of Hartford, Series 2002E, 5.500%,
                   7/01/22 - RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority,            1/10 at 100.00           AAA         1,501,886
                   Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

        3,000   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           AAA         3,121,860
                   Revenue Bonds, Yale University, Series 2007Z-1, 5.000%,
                   7/01/42 (UB)

        5,050   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00           AAA         5,297,753
                   Revenue Bonds, Yale University, Series 2007Z-3, 5.050%,
                   7/01/42 (UB)

                University of Connecticut, General Obligation Bonds, Series
                2006A:
          850      5.000%, 2/15/19 - FGIC Insured                                   2/16 at 100.00            AA           952,408
          490      5.000%, 2/15/23 - FGIC Insured                                   2/16 at 100.00            AA           532,694

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,    11/12 at 101.00           AA-           527,130
                   Series 2002A, 5.250%, 11/15/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       17,105   Total Education and Civic Organizations                                                                 17,563,078
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 9.1% (6.2% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Bristol Hospital, Series 2002B:
          500      5.500%, 7/01/21 - RAAI Insured                                   7/12 at 101.00           N/R           465,480
          600      5.500%, 7/01/32 - RAAI Insured                                   7/12 at 101.00           N/R           524,304

          800   Connecticut Health and Educational Facilities Authority,            7/15 at 100.00           N/R           735,576
                   Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%,
                   7/01/20 - RAAI Insured

          310   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00          BBB-           266,058
                   Revenue Bonds, Hospital For Special Care, Series 2007C,
                   5.250%, 7/01/32 - RAAI Insured

        2,130   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00           Aa3         2,107,166
                   Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                   7/01/32 - FSA Insured

          200   Connecticut Health and Educational Facilities Authority,            1/10 at 101.00          Baa1           200,232
                   Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                   7/01/18 - NPFG Insured

                                                           Nuveen Investments 31


NGO | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,325   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00            A1   $     1,324,947
                   Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                   5.000%, 7/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,865   Total Health Care                                                                                        5,623,763
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00           AAA           969,540
                   Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                   11/15/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 5.7% (3.9% OF TOTAL INVESTMENTS)

          750   Connecticut Housing Finance Authority, Housing Mortgage Finance    11/10 at 100.00           AAA           750,255
                   Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative
                   Minimum Tax)

        1,300   Connecticut Housing Finance Authority, Housing Mortgage Finance     5/13 at 100.00           AAA         1,315,574
                   Program Bonds, Series 2004-A5, 5.050%, 11/15/34

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          435      4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00           AAA           417,878
          465      4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00           AAA           440,225

          600   Connecticut Housing Finance Authority, Housing Mortgage Finance     5/16 at 100.00           AAA           601,182
                   Program Bonds, Series 2006D, 4.650%, 11/15/27
----------------------------------------------------------------------------------------------------------------------------------
        3,550   Total Housing/Single Family                                                                              3,525,114
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 11.7% (7.9% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, First Mortgage Gross Revenue    12/11 at 102.00          BBB+           488,270
                   Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                   5.750%, 12/01/23

          380   Connecticut Development Authority, First Mortgage Gross Revenue     4/10 at 100.00          BBB-           380,410
                   Refunding Healthcare Bonds, Church Homes Inc. -
                   Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

                Connecticut Development Authority, Revenue Bonds, Duncaster
                Inc., Series 2002:
          650      5.125%, 8/01/22 - RAAI Insured                                   8/12 at 101.00           BBB           598,891
        1,025      4.750%, 8/01/32 - RAAI Insured                                   8/12 at 101.00           BBB           798,516

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Village for Families and Children Inc., Series
                2002A:
          430      5.000%, 7/01/18 - AMBAC Insured                                  7/12 at 101.00           N/R           434,193
          475      5.000%, 7/01/20 - AMBAC Insured                                  7/12 at 101.00           N/R           473,822
          260      5.000%, 7/01/23 - AMBAC Insured                                  7/12 at 101.00           N/R           249,343
        1,000      5.000%, 7/01/32 - AMBAC Insured                                  7/12 at 101.00           N/R           867,130

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program Special Obligation Bonds, Series
                2002SNH-1:
        1,000      5.000%, 6/15/22 - AMBAC Insured                                  6/12 at 101.00           N/R         1,019,080
        1,500      5.000%, 6/15/32 - AMBAC Insured                                  6/12 at 101.00           N/R         1,500,570

          500   Connecticut State Development Authority, Health Facilities          8/17 at 100.00           N/R           410,855
                   Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                   Inc., Series 2007, 5.500%, 8/15/27
----------------------------------------------------------------------------------------------------------------------------------
        7,720   Total Long-Term Care                                                                                     7,221,080
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 21.5% (14.6% OF TOTAL INVESTMENTS)

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
          525      5.000%, 11/01/18 - FGIC Insured                                 11/12 at 100.00           Aa3           571,625
          525      5.000%, 11/01/19 - FGIC Insured                                 11/12 at 100.00           Aa3           571,625
          525      5.000%, 11/01/20 - FGIC Insured                                 11/12 at 100.00           Aa3           570,077
          525      5.000%, 11/01/21 - FGIC Insured                                 11/12 at 100.00           Aa3           567,079
          525      5.000%, 11/01/22 - FGIC Insured                                 11/12 at 100.00           Aa3           557,288

        1,200   Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00            AA         1,301,148
                   4.750%, 12/15/24

        1,500   Connecticut State, General Obligation Bonds, Series 2006E,         12/16 at 100.00            AA         1,688,025
                   5.000%, 12/15/20

          600   Hartford, Connecticut, General Obligation Bonds, Series 2005A,      8/15 at 100.00           AAA           643,686
                   5.000%, 8/01/21 - FSA Insured

32 Nuveen Investments

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
$         900      4.600%, 5/01/20                                                  5/11 at 100.00           Aaa   $       951,129
          500      4.700%, 5/01/21                                                  5/11 at 100.00           Aaa           529,115

        1,000   New Haven, Connecticut, General Obligation Bonds, Series 2006,     11/16 at 100.00            A-         1,110,450
                   5.000%, 11/01/17 - AMBAC Insured

                Southbury, Connecticut, General Obligation Bonds, Series 2002:
          500      4.875%, 12/15/20                                                12/11 at 101.00           Aa3           523,325
          500      4.875%, 12/15/21                                                12/11 at 101.00           Aa3           521,995
          500      5.000%, 12/15/22                                                12/11 at 101.00           Aa3           536,150

                Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,375      4.000%, 2/15/19 - FSA Insured                                    2/12 at 100.00           AAA         1,412,166
          630      4.125%, 2/15/20 - FSA Insured                                    2/12 at 100.00           AAA           646,575

          500   West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00           AAA           564,805
                   2005B, 5.000%, 10/01/18
----------------------------------------------------------------------------------------------------------------------------------
       12,330   Total Tax Obligation/General                                                                            13,266,263
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 20.4% (13.8% OF TOTAL INVESTMENTS)

          930   Connecticut Health and Educational Facilities Authority, Child      7/16 at 100.00           AAA           940,360
                   Care Facilities Program Revenue Bonds, Series 2006F, 5.000%,
                   7/01/36 - AGC Insured

           60   Connecticut, Special Tax Obligation Transportation                    No Opt. Call            AA            64,589
                   Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

                Connecticut, Special Tax Obligation Transportation
                Infrastructure Purpose Bonds, Series 2002B:
        2,810      5.000%, 12/01/20 - AMBAC Insured                                12/12 at 100.00            AA         2,933,078
        1,000      5.000%, 12/01/21 - AMBAC Insured                                12/12 at 100.00            AA         1,048,750
        1,000      5.000%, 12/01/22 - AMBAC Insured                                12/12 at 100.00            AA         1,044,670

          500   Connecticut, Special Tax Obligation Transportation                  1/14 at 100.00            AA           529,660
                   Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 -
                   FGIC Insured

        1,500   Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00            AA         1,588,995
                   Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                   8/01/27 - AMBAC Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           BBB           951,610
                   Revenue Bonds, Series 2007N, 5.250%,7/01/31 - AMBAC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax
                Revenue Bonds, Series 2005A:
          780      0.000%, 7/01/32 - FGIC Insured                                     No Opt. Call          BBB+           157,342
        2,120      0.000%, 7/01/33 - FGIC Insured                                     No Opt. Call          BBB+           391,458

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
          890      5.250%, 7/01/17                                                  7/12 at 100.00          BBB-           904,676
        1,000      5.250%, 7/01/20                                                  7/12 at 100.00          BBB-         1,006,910
        1,045      5.250%, 7/01/21                                                  7/12 at 100.00          BBB-         1,049,577
----------------------------------------------------------------------------------------------------------------------------------
       14,635   Total Tax Obligation/Limited                                                                            12,611,675
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 0.8% (0.5% OF TOTAL INVESTMENTS)

          415   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights           No Opt. Call           N/R           471,780
                   Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC
                   Insured
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 23.3% (15.8% OF TOTAL INVESTMENTS) (4)

          500   Bridgeport, Connecticut, General Obligation Bonds, Series 2003A,    9/13 at 100.00           AAA           576,160
                   5.250%, 9/15/23 (Pre-refunded 9/15/13) - FSA Insured

        3,100   Connecticut Health and Educational Facilities Authority, Revenue    7/11 at 101.00       N/R (4)         3,345,954
                   Bonds, Trinity College, Series 2001G, 5.000%, 7/01/21
                   (Pre-refunded 7/01/11) - AMBAC Insured

          450   Farmington, Connecticut, General Obligation Bonds, Series 2002,     9/12 at 101.00       Aa1 (4)           504,788
                   5.000%, 9/15/20 (Pre-refunded 9/15/12)

          950   New Canaan, Connecticut, General Obligation Bonds, Series 2002A,    5/11 at 100.00           Aaa         1,003,609
                   4.500%, 5/01/19 (Pre-refunded 5/01/11)

                                                          Nuveen  Investments 33


NGO | NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

   PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$          40   New Haven, Connecticut, General Obligation Bonds, Series 2002A,    11/11 at 101.00        A- (4)   $        43,778
                   5.250%, 11/01/17 - AMBAC Insured (ETM)

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/10 at 101.00           AAA         3,167,761
                   Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA
                   Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special            10/10 at 101.00           AAA         3,162,060
                   Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,010   Puerto Rico Public Finance Corporation, Commonwealth                  No Opt. Call           AAA         1,160,965
                   Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
                   Insured

          195   Puerto Rico Public Finance Corporation, Commonwealth                2/12 at 100.00           AAA           214,141
                   Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                   (Pre-refunded 2/01/12)

        1,100   University of Connecticut, General Obligation Bonds, Series         2/13 at 100.00        AA (4)         1,244,584
                   2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       13,395   Total U.S. Guaranteed                                                                                   14,423,800
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 7.4% (5.0% OF TOTAL INVESTMENTS)

          720   Connecticut Development Authority, Pollution Control Revenue        4/10 at 101.50          Baa1           722,894
                   Refunding Bonds, Connecticut Light and Power Company, Series
                   1993A, 5.850%, 9/01/28

          860   Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00          Baa1           844,709
                   Facilities Revenue Bonds, PSEG Power LLC Project, Series
                   2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

        2,000   Connecticut Resource Recovery Authority, Revenue Bonds, American   12/11 at 102.00           Ba1         1,923,180
                   Ref-Fuel Company of Southeastern Connecticut LP, Series
                   1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          790      5.500%, 1/01/14 (Alternative Minimum Tax)                        1/10 at 100.00           BBB           790,648
          305      5.500%, 1/01/20 (Alternative Minimum Tax)                        1/10 at 100.00           BBB           300,123
----------------------------------------------------------------------------------------------------------------------------------
        4,675   Total Utilities                                                                                          4,581,554
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 14.3% (9.7% OF TOTAL INVESTMENTS)

          400   Connecticut Development Authority, Water Facility Revenue Bonds,    9/17 at 100.00           N/R           344,856
                   Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37
                   - SYNCORA GTY Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds, Series    10/13 at 100.00           AAA         1,329,274
                   2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
        1,230      5.000%, 11/15/30 - NPFG Insured                                 11/15 at 100.00             A         1,254,083
          640      5.000%, 8/15/35 - NPFG Insured                                  11/15 at 100.00             A           642,605

          230   Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00           Ba2           230,743
                   System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
        2,050      5.000%, 8/01/20 - NPFG Insured                                   8/13 at 100.00            A+         2,147,150
          590      5.000%, 8/01/33 - NPFG Insured                                   8/13 at 100.00            A+           598,048

        1,840   South Central Connecticut Regional Water Authority, Water System    8/16 at 100.00            A+         1,904,179
                   Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 -
                   NPFG Insured

34 Nuveen Investments

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         350   Stamford, Connecticut, Water Pollution Control System and          11/13 at 100.00           AA+   $       355,765
                   Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
-----------------------------------------------------------------------------------------------------------------------------------
        8,515   Total Water and Sewer                                                                                    8,806,703
-----------------------------------------------------------------------------------------------------------------------------------
$      91,360   Total Investments (cost $90,983,037) - 147.5%                                                           91,115,932
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.4)%                                                                      (5,780,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 7.7%                                                                     4,726,327
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (45.8)% (5)                                                   (28,275,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    61,787,259
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 35


NMT | NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
    | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       1,425   Boston Industrial Development Financing Authority,                  9/12 at 102.00          Caa1   $        918,755
                   Massachusetts, Senior Revenue Bonds, Crosstown Center
                   Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                   Tax)
---------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 30.3% (20.1% OF TOTAL
                   INVESTMENTS)

          375   Massachusetts Development Finance Agency, Revenue Bonds,           10/19 at 100.00             A            379,628
                   Boston University, Series 2009V-1, 5.000%, 10/01/29 (WI/DD,
                   Settling 12/01/09)

        1,045   Massachusetts Development Finance Agency, Revenue Bonds,            9/17 at 100.00            A+          1,035,626
                   Worcester Polytechnic Institute, Series 2007, 5.000%,
                   9/01/37 - NPFG Insured

          890   Massachusetts Development Finance Authority, Revenue Bonds,         3/10 at 100.50           BBB            899,443
                   Curry College, Series 2000A, 6.000%, 3/01/20 - ACA Insured

        1,745   Massachusetts Development Finance Authority, Revenue Bonds,         7/15 at 100.00           AAA          1,818,220
                   Massachusetts College of Pharmacy and Allied Health
                   Sciences, Series 2005D, 5.000%, 7/01/27 - AGC Insured

          750   Massachusetts Development Finance Authority, Revenue Bonds,         9/13 at 100.00           AA-            797,070
                   Milton Academy, Series 2003A, 5.000%, 9/01/19

        4,900   Massachusetts Development Finance Authority, Revenue Bonds,         1/18 at 100.00           AAA          4,902,989
                   WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42
                   - AGC Insured (UB)

        1,090   Massachusetts Development Finance Authority, Revenue Refunding        No Opt. Call            A2          1,272,433
                   Bonds, Boston University, Series 1999P, 6.000%, 5/15/29

        1,550   Massachusetts Educational Finance Authority, Educational Loan       1/12 at 100.00            AA          1,613,473
                   Revenue Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC
                   Insured (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority,          6/13 at 100.00           AA-          2,192,516
                   Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

          500   Massachusetts Health and Educational Facilities Authority,          3/10 at 100.00           N/R            452,610
                   Revenue Bonds, Hebrew College, Series 1999A,, 0.720%,
                   7/01/31 - RAAI Insured (5)

          500   Massachusetts Health and Educational Facilities Authority,          7/13 at 100.00           Aaa            524,625
                   Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
                   7/01/26

          555   Massachusetts Health and Educational Facilities Authority,          7/13 at 100.00           AAA            609,501
                   Revenue Bonds, Williams College, Series 2003H, 5.000%,
                   7/01/21

        1,380   Massachusetts Health and Educational Facilities Authority,          7/16 at 100.00           AAA          1,452,229
                   Revenue Bonds, Williams College, Series 2007L, 5.000%,
                   7/01/31

          500   Massachusetts Health and Educational Facilities Authority,         11/12 at 100.00            A-            498,625
                   Revenue Bonds, Worcester State College, Series 2002,
                   5.000%, 11/01/32 - AMBAC Insured

        1,645   Massachusetts Industrial Finance Agency, Revenue Bonds,             1/10 at 100.00           Aa1          1,646,316
                   Whitehead Institute for Biomedical Research, Series 1993,
                   5.125%, 7/01/26

         375    Puerto Rico Industrial, Tourist, Educational, Medical and           2/10 at 100.50          BBB-            368,456
                   Environmental Control Facilities Financing Authority,
                   Higher Education Revenue Bonds, Ana G. Mendez University
                   System, Series 1999, 5.375%, 2/01/19
-----------------------------------------------------------------------------------------------------------------------------------
       19,800   Total Education and Civic Organizations                                                                  20,463,760
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 25.9% (17.2% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Health and Educational Facilities Authority          12/19 at 100.00            AA          1,023,950
                   Revenue Bonds, Children's Hospital Issue, Series M (2009),
                   5.500%, 12/01/39

        1,250   Massachusetts Health and Educational Facilities Authority,         10/11 at 101.00          BBB+          1,261,288
                   Revenue Bonds, Berkshire Health System, Series 2001E,
                   6.250%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,         11/11 at 101.00          BBB-            836,470
                   Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                   5.250%, 11/15/31 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Capital Asset Program, Series 1998B-1:
        1,800      5.375%, 2/01/26 - MBIA Insured                                   8/18 at 100.00             A          1,807,902
          770      5.375%, 2/01/28 - MBIA Insured                                   8/18 at 100.00             A            770,200

36 Nuveen Investments

   PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,500   Massachusetts Health and Educational Facilities Authority,          8/18 at 100.00             A   $      1,502,460
                   Revenue Bonds, Capital Asset Program, Series 1998B-2,
                   5.375%, 2/01/27 - MBIA Insured

        1,000   Massachusetts Health and Educational Facilities Authority,          7/12 at 101.00           BBB          1,008,850
                   Revenue Bonds, Caritas Christi Obligated Group, Series
                   2002B, 6.250%, 7/01/22

          935   Massachusetts Health and Educational Facilities Authority,          8/15 at 100.00           N/R            688,656
                   Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
                   8/15/35 - RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority,          8/15 at 100.00             A          1,006,830
                   Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                   5.000%, 8/15/21 - FGIC Insured

        2,000   Massachusetts Health and Educational Facilities Authority,          8/17 at 100.00             A          1,971,720
                   Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%,
                   8/15/28

          585   Massachusetts Health and Educational Facilities Authority,          7/17 at 100.00          BBB-            469,363
                   Revenue Bonds, Milford Regional Medical Center, Series
                   2007E, 5.000%, 7/15/32

        1,000   Massachusetts Health and Educational Facilities Authority,          7/15 at 100.00           BB-            657,420
                   Revenue Bonds, Milton Hospital Project, Series 2005D,
                   5.250%, 7/01/30

          750   Massachusetts Health and Educational Facilities Authority,          1/10 at 100.00             A            749,970
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   1993G-1, 5.375%, 7/01/24 - MBIA Insured

           75   Massachusetts Health and Educational Facilities Authority,          7/11 at 101.00            AA             77,057
                   Revenue Bonds, Partners HealthCare System Inc., Series
                   2001C, 5.750%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority,          7/11 at 100.00          BBB+            378,750
                   Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                   6.625%, 7/01/32

        1,445   Massachusetts Health and Educational Facilities Authority,          7/15 at 100.00          BBB+          1,262,164
                   Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                   5.000%, 7/01/33

        2,000   Massachusetts State, Health and Educational Facilities              7/17 at 100.00            AA          2,014,980
                   Authority, Partners HealthCare System Inc., Series 2007G,
                   5.000%, 7/01/32
-----------------------------------------------------------------------------------------------------------------------------------
       18,485   Total Health Care                                                                                        17,488,030
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 7.0% (4.6% OF TOTAL INVESTMENTS)

        1,325   Massachusetts Development Finance Authority, Multifamily            7/17 at 100.00           AAA          1,222,379
                   Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                   4.800%, 7/20/48

        1,795   Massachusetts Development Financing Authority, Assisted Living     12/09 at 102.00           N/R          1,695,324
                   Revenue Bonds, Prospect House Apartments, Series 1999,
                   7.000%, 12/01/31

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,        6/13 at 100.00           AA-            498,510
                   Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)

          285   Massachusetts Housing Finance Agency, Rental Housing Mortgage       7/10 at 101.00           N/R            289,811
                   Revenue Bonds, Series 1999D, 5.500%, 7/01/13 - AMBAC
                   Insured (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA                   5/12 at 103.00           AAA          1,041,870
                   Collateralized Mortgage Revenue Bonds, Clarendon Hill
                   Towers, Series 2002, 5.200%, 11/20/22
-----------------------------------------------------------------------------------------------------------------------------------
        4,905   Total Housing/Multifamily                                                                                 4,747,894
-----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,500   Massachusetts Housing Finance Agency, Single Family Housing         6/16 at 100.00            AA          1,362,330
                   Revenue Bonds, Series 2006-126, 4.625%, 6/01/32
                   (Alternative Minimum Tax)

          985   Massachusetts Housing Finance Agency, Single Family Housing         6/18 at 100.00            AA          1,053,398
                   Revenue Bonds, Series 2008, Trust 3145, 14.068%, 12/01/28
                   (IF)
-----------------------------------------------------------------------------------------------------------------------------------
        2,485   Total Housing/Single Family                                                                               2,415,728
-----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 1.0% (0.7% OF TOTAL INVESTMENTS)

          305   Massachusetts Development Finance Agency, Pioneer Valley              No Opt. Call           N/R            272,972
                   Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                   Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          400   Massachusetts Development Finance Agency, Solid Waste Disposal        No Opt. Call           BBB            416,820
                   Revenue Bonds, Waste Management Inc., Series 2003, 5.450%,
                   6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
          705     Total Industrials                                                                                         689,792
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 37


NMT | NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.8% (4.5% OF TOTAL INVESTMENTS)

$       1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds,          4/10 at 104.00           AAA   $      1,319,213
                   Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31

        1,685   Massachusetts Development Finance Agency, Revenue Bonds,           10/12 at 102.00           N/R          1,335,194
                   Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,500   Massachusetts Development Finance Authority, GNMA                   3/12 at 105.00           AAA          1,577,460
                   Collateralized Assisted Living Facility Revenue Bonds,
                   Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
                   (Alternative Minimum Tax)

          400   Massachusetts Industrial Finance Agency, First Mortgage             1/11 at 101.00           BBB            379,436
                   Revenue Bonds, Berkshire Retirement Community, Series
                   1994B, 4.750%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
        4,855   Total Long-Term Care                                                                                      4,611,303
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 18.4% (12.2% OF TOTAL INVESTMENTS)

          500   Ashland, Massachusetts, General Obligation Bonds, Series 2004,      5/15 at 100.00            A1            537,210
                   5.250%, 5/15/23 - AMBAC Insured
        1,250   Boston, Massachusetts, General Obligation Bonds, Series 2005A,      1/15 at 100.00           AA+          1,435,038
                   5.000%, 1/01/17

        1,000   Fall River, Massachusetts, General Obligation Bonds, Series         2/13 at 101.00           AAA          1,042,300
                   2003, 5.000%, 2/01/21 - FSA Insured
        2,500   Massachusetts Bay Transportation Authority, General Obligation        No Opt. Call            AA          3,086,375
                   Transportation System Bonds, Series 1991A, 7.000%, 3/01/21

        1,275   Massachusetts, General Obligation Bonds, Consolidated Loan,           No Opt. Call            AA          1,497,959
                   Series 2001D, 6.000%, 11/01/13 - NPFG Insured

          980   Monson, Massachusetts, General Obligation Bonds, Series 2002,       5/12 at 101.00            A3          1,049,600
                   5.250%, 5/15/22 - AMBAC Insured

        1,260   Norwell, Massachusetts, General Obligation Bonds, Series 2003,        No Opt. Call           AAA          1,494,499
                   5.000%, 11/15/20 - FGIC Insured

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call          Baa3            988,140
                   Series 2001A, 5.500%, 7/01/29 - FGIC Insured

        1,220   Worcester, Massachusetts, General Obligation Bonds, Series          7/15 at 100.00             A          1,304,107
                   2005A, 5.000%, 7/01/19 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       10,985   Total Tax Obligation/General                                                                             12,435,228
-----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 14.1% (9.4% OF TOTAL INVESTMENTS)

          210   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,          5/14 at 100.00             A            216,533
                   Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales         No Opt. Call           AAA            456,583
                   Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          975   Massachusetts Bay Transportation Authority, Senior Sales Tax        7/18 at 100.00           AAA          1,070,862
                   Revenue Bonds, Series 2006, 5.000%, 7/01/26

          550   Massachusetts College Building Authority, Project Revenue           5/14 at 100.00            A1            596,195
                   Bonds, Series 2004A, 5.000%, 5/01/19 - NPFG Insured

          325   Massachusetts College Building Authority, Project Revenue           5/16 at 100.00            A1            327,291
                   Bonds, Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

        1,200   Massachusetts College Building Authority, Project Revenue           5/18 at 100.00           AAA          1,230,624
                   Bonds, Series 2008A, 5.000%, 5/01/33 - AGC Insured

        1,000   Massachusetts College Building Authority, Project Revenue             No Opt. Call            A1          1,122,850
                   Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - SYNCORA
                   GTY Insured

        1,300   Massachusetts School Building Authority, Dedicated Sales Tax        8/15 at 100.00           AAA          1,422,707
                   Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured

          540   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        No Opt. Call             A            601,517
                   Series 2005, 5.000%, 1/01/20 - FGIC Insured

        1,000   Massachusetts, Special Obligation Refunding Notes, Federal            No Opt. Call           Aa3          1,125,530
                   Highway Grant Anticipation Note Program, Series 2003A,
                   5.000%, 12/15/13 - FSA Insured

          240   Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call          BBB+             20,446
                   Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured

        1,300   Puerto Rico, Highway Revenue Bonds, Highway and Transportation        No Opt. Call             A          1,370,226
                   Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        9,025   Total Tax Obligation/Limited                                                                              9,561,364
-----------------------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.2% (6.8% OF TOTAL INVESTMENTS)

$       2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00           AA-   $     2,007,080
                   5.000%, 7/01/33 - NPFG Insured

        1,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,     7/17 at 100.00             A           941,900
                   BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC
                   Insured (Alternative Minimum Tax)

          225   Massachusetts Port Authority, Special Facilities Revenue Bonds,     1/11 at 101.00           N/R           161,622
                   Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 - AMBAC
                   Insured (Alternative Minimum Tax)

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,     3/10 at 100.00             A         3,789,160
                   US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 - NPFG
                   Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        7,225   Total Transportation                                                                                     6,899,762
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 17.7% (11.7% OF TOTAL INVESTMENTS) (4)

          550   Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00       N/R (4)           588,577
                   Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                   (Pre-refunded 5/15/11)

           25   Massachusetts Bay Transportation Authority, Senior Sales Tax        7/18 at 100.00       Aa2 (4)            29,601
                   Revenue Bonds, Series 2006, 5.000%, 7/01/26 (Pre-refunded
                   7/01/18)

        2,500   Massachusetts Development Finance Authority, GNMA                  10/11 at 105.00       N/R (4)         2,912,950
                   Collateralized Revenue Bonds, VOA Concord Assisted Living
                   Inc., Series 2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)

          500   Massachusetts Development Finance Authority, Revenue Bonds,         9/11 at 101.00         A (4)           546,185
                   Belmont Hills School, Series 2001, 5.375%, 9/01/23
                   (Pre-refunded 9/01/11)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,         7/13 at 101.00        A- (4)         1,170,540
                   Massachusetts College of Pharmacy and Allied Health
                   Sciences, Series 2003C, 5.750%, 7/01/33 (Pre-refunded
                   7/01/13)

          410   Massachusetts Health and Educational Facilities Authority,          7/21 at 100.00           AAA           463,144
                   Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                   (Pre-refunded 7/01/21) - MBIA Insured

          600   Massachusetts Health and Educational Facilities Authority,          5/12 at 100.00       N/R (4)           661,590
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) - FGIC Insured

        1,925   Massachusetts Health and Educational Facilities Authority,          7/11 at 101.00           AAA         2,102,427
                   Revenue Bonds, Partners HealthCare System Inc., Series
                   2001C, 5.750%, 7/01/32 (Pre-refunded 7/01/11)

        1,000   Massachusetts Health and Educational Facilities Authority,         10/11 at 100.00        A+ (4)         1,084,870
                   Revenue Bonds, University of Massachusetts - Worcester
                   Campus, Series 2001B, 5.250%, 10/01/31 (Pre-refunded
                   10/01/11) - FGIC Insured

          525   Massachusetts Port Authority, Revenue Bonds, Series 1982,           1/10 at 100.00           AAA           654,638
                   13.000%, 7/01/13 (ETM)

        1,500   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,      1/14 at 100.00         A (4)         1,717,950
                   Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) - FGIC
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
       10,535   Total U.S. Guaranteed                                                                                   11,932,472
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Agency, Resource Recovery         1/12 at 101.00             A         1,032,240
                   Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16
                   - NPFG Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery         12/09 at 101.00           BBB           935,950
                   Revenue Refunding Bonds, Ogden Haverhill Project, Series
                   1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                          1,968,190
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 11.5% (7.6% OF TOTAL INVESTMENTS)

        2,000   Boston Water and Sewerage Commission, Massachusetts, General       11/14 at 100.00           AA+         2,128,580
                   Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

           60   Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/13 at 100.00           AAA            63,730
                   Program Bonds, Series 2003-9, 5.000%, 8/01/22

          285   Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/14 at 100.00           AAA           302,941
                   Program Bonds, Series 2004-10, 5.000%, 8/01/26

          750   Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/15 at 100.00           AAA           771,690
                   Program Bonds, Series 2005-11, 4.500%, 8/01/29

        1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/16 at 100.00           AAA         1,016,730
                   Program Bonds, Series 2006-12, 4.375%, 8/01/31

                                                           Nuveen Investments 39


NMT | NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,250   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,       8/12 at 100.00           AAA   $     1,368,388
                   MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,500   Massachusetts Water Resources Authority, General Revenue Bonds,     8/17 at 100.00           AA+         1,588,995
                   Series 2005A, 5.000%, 8/01/28 - NPFG Insured

          625   Massachusetts Water Resources Authority, General Revenue Bonds,     8/16 at 100.00           AA+           515,525
                   Series 2006A, 4.000%, 8/01/46
-----------------------------------------------------------------------------------------------------------------------------------
        7,470   Total Water and Sewer                                                                                    7,756,579
-----------------------------------------------------------------------------------------------------------------------------------
$      99,900   Total Investments (cost $101,305,784) - 150.8%                                                         101,888,857
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.6)%                                                                      (2,450,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.1%                                                                     2,126,543
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)% (6)                                                   (34,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    67,565,400
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.

N/R    Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

40 Nuveen Investments


NMB | NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
    | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.1% (0.7% OF TOTAL INVESTMENTS)

$         480   Boston Industrial Development Financing Authority,                  9/12 at 102.00          Caa1   $       309,475
                   Massachusetts, Senior Revenue Bonds, Crosstown Center
                   Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                   Tax)
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 40.1% (26.3% OF TOTAL
                   INVESTMENTS)

          375   Massachusetts Development Finance Agency, Revenue Bonds, Boston    10/19 at 100.00             A           379,628
                   University, Series 2009V-1, 5.000%, 10/01/29 (WI/DD, Settling
                   12/01/09)

          450   Massachusetts Development Finance Agency, Revenue Bonds,            9/17 at 100.00            A+           445,964
                   Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37
                   - NPFG Insured

          495   Massachusetts Development Finance Authority, Revenue Bonds,         7/15 at 100.00           AAA           515,770
                   Massachusetts College of Pharmacy and Allied Health Sciences,
                   Series 2005D, 5.000%, 7/01/27 - AGC Insured

          500   Massachusetts Development Finance Authority, Revenue Bonds,         9/13 at 100.00           AA-           531,380
                   Milton Academy, Series 2003A, 5.000%, 9/01/19

        2,100   Massachusetts Development Finance Authority, Revenue Bonds, WGBH    1/18 at 100.00           AAA         2,101,281
                   Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC
                   Insured (UB)

        1,000   Massachusetts Development Finance Authority, Revenue Refunding      5/29 at 105.00            A2         1,096,470
                   Bonds, Boston University, Series 1999P, 6.000%, 5/15/59

          990   Massachusetts Educational Finance Authority, Educational Loan       7/10 at 100.00            AA           997,979
                   Revenue Bonds, Series 2001E, 5.300%, 1/01/16 - AMBAC Insured
                   (Alternative Minimum Tax)

        1,000   Massachusetts Health and Educational Facilities Authority,          6/13 at 100.00           AA-         1,096,260
                   Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

        1,000   Massachusetts Health and Educational Facilities Authority,          3/10 at 100.00           N/R           905,220
                   Revenue Bonds, Hebrew College, Series 1999A, 0.720%, 7/01/31
                   - RAAI Insured (5)

        2,000   Massachusetts Health and Educational Facilities Authority,          2/11 at 100.00           Aa2         2,019,138
                   Revenue Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36

          590   Massachusetts Health and Educational Facilities Authority,          7/16 at 100.00           AAA           620,881
                   Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31

          500   Massachusetts Health and Educational Facilities Authority,          7/19 at 100.00           BBB           491,595
                   Revenue Refunding Bonds, Suffolk University Issue, Series
                   2009A, 5.750%, 7/01/39
----------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Education and Civic Organizations                                                                 11,201,566
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 30.1% (19.7% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Health and Educational Facilities Authority          12/19 at 100.00            AA         1,023,950
                   Revenue Bonds, Children's Hospital Issue, Series M (2009),
                   5.500%, 12/01/39

          500   Massachusetts Health and Educational Facilities Authority           1/18 at 100.00           N/R           435,420
                   Revenue Bonds, Quincy Medical Center Issue, Series A (2008),
                   6.500%, 1/15/38

          500   Massachusetts Health and Educational Facilities Authority,         10/11 at 101.00          BBB+           504,515
                   Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%,
                   10/01/31

          775   Massachusetts Health and Educational Facilities Authority,          8/18 at 100.00             A           778,402
                   Revenue Bonds, Capital Asset Program, Series 1998B-1, 5.375%,
                   2/01/26 - MBIA Insured

          500   Massachusetts Health and Educational Facilities Authority,          8/18 at 100.00             A           500,820
                   Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.375%,
                   2/01/27 - MBIA Insured

          250   Massachusetts Health and Educational Facilities Authority,          1/11 at 100.00           BBB           246,173
                   Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                   5.625%, 7/01/20

          295   Massachusetts Health and Educational Facilities Authority,          1/12 at 101.00             A           301,245
                   Revenue Bonds, Covenant Health Systems Obligated Group,
                   Series 2002, 6.000%, 7/01/31

          315   Massachusetts Health and Educational Facilities Authority,          8/15 at 100.00           N/R           232,007
                   Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
                   8/15/35 - RAAI Insured

          600   Massachusetts Health and Educational Facilities Authority,          8/15 at 100.00             A           604,098
                   Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                   5.000%, 8/15/21 - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,          8/17 at 100.00             A           985,860
                   Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%,
                   8/15/28

                                                           Nuveen Investments 41


NMB | NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         290   Massachusetts Health and Educational Facilities Authority,          7/17 at 100.00          BBB-   $       232,676
                   Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                   5.000%, 7/15/32

          500   Massachusetts Health and Educational Facilities Authority,          7/15 at 100.00           BB-           328,710
                   Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                   7/01/30

          500   Massachusetts Health and Educational Facilities Authority,          7/14 at 100.00            BB           423,345
                   Revenue Bonds, Northern Berkshire Community Services Inc.,
                   Series 2004B, 6.375%, 7/01/34

        1,000   Massachusetts Health and Educational Facilities Authority,          1/10 at 101.00            AA         1,010,820
                   Revenue Bonds, Partners HealthCare System Inc., Series 1999B,
                   5.125%, 7/01/19

           35   Massachusetts Health and Educational Facilities Authority,          7/11 at 101.00            AA            35,960
                   Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                   5.750%, 7/01/32

          500   Massachusetts Health and Educational Facilities Authority,          7/11 at 100.00          BBB+           505,000
                   Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                   6.625%, 7/01/32

          285   Massachusetts Health and Educational Facilities Authority,          7/15 at 100.00          BBB+           248,939
                   Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                   5.000%, 7/01/33
----------------------------------------------------------------------------------------------------------------------------------
        8,845   Total Health Care                                                                                        8,397,940
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 11.4% (7.4% OF TOTAL INVESTMENTS)

          565   Massachusetts Development Finance Authority, Multifamily Housing    7/17 at 100.00           AAA           521,241
                   Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%,
                   7/20/48

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,        6/13 at 100.00           AA-           498,510
                   Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)

        1,135   Massachusetts Housing Finance Agency, Rental Housing Mortgage       1/11 at 100.00           N/R         1,118,645
                   Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC Insured
                   (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized    5/12 at 103.00           AAA         1,041,870
                   Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                   5.200%, 11/20/22
----------------------------------------------------------------------------------------------------------------------------------
        3,200   Total Housing/Multifamily                                                                                3,180,266
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)

          650   Massachusetts Housing Finance Agency, Single Family Housing         6/16 at 100.00            AA           590,343
                   Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative
                   Minimum Tax)

          480   Massachusetts Housing Finance Agency, Single Family Housing         6/18 at 100.00            AA           510,355
                   Revenue Bonds, Series 2008, Trust 3145, 15.116%, 12/01/33 (IF)
----------------------------------------------------------------------------------------------------------------------------------
        1,130   Total Housing/Single Family                                                                              1,100,698
----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 1.2% (0.8% OF TOTAL INVESTMENTS)

          145   Massachusetts Development Finance Agency, Pioneer Valley              No Opt. Call           N/R           129,774
                   Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                   2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          200   Massachusetts Development Finance Agency, Solid Waste Disposal        No Opt. Call           BBB           208,410
                   Revenue Bonds, Waste Management Inc., Series 2003, 5.450%,
                   6/01/14
----------------------------------------------------------------------------------------------------------------------------------
          345   Total Industrials                                                                                          338,184
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 8.2% (5.4% OF TOTAL INVESTMENTS)

          725   Massachusetts Development Finance Agency, Revenue Bonds, Orchard   10/12 at 102.00           N/R           574,490
                   Cove, Series 2007, 5.250%, 10/01/26

          655   Massachusetts Development Finance Authority, First Mortgage         7/11 at 102.00           BBB           663,030
                   Revenue Bonds, Berkshire Retirement Community - Edgecombe
                   Project, Series 2001A, 6.750%, 7/01/21

        1,000   Massachusetts Development Finance Authority, GNMA Collateralized    3/12 at 105.00           AAA         1,051,640
                   Assisted Living Facility Revenue Bonds, Arbors at Chicopee,
                   Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        2,380   Total Long-Term Care                                                                                     2,289,160
----------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.1% (9.2% OF TOTAL INVESTMENTS)

$         310   Ashland, Massachusetts, General Obligation Bonds, Series 2004,      5/15 at 100.00            A1   $       333,070
                   5.250%, 5/15/23 - AMBAC Insured

        2,000   Brookline, Massachusetts, General Obligation Bonds, Series 2000,    4/10 at 101.00           Aaa         2,051,320
                   5.375%, 4/01/17

          440   Fall River, Massachusetts, General Obligation Bonds, Series         2/13 at 101.00           AAA           458,612
                   2003, 5.000%, 2/01/21 - FSA Insured

          500   Norwell, Massachusetts, General Obligation Bonds, Series 2003,        No Opt. Call           AAA           593,055
                   5.000%, 11/15/20 - FGIC Insured

          500   Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call          Baa3           494,070
                   Series 2001A, 5.500%, 7/01/29 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        3,750   Total Tax Obligation/General                                                                             3,930,127
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 11.9% (7.8% OF TOTAL INVESTMENTS)

          395   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,          5/14 at 100.00             A           407,288
                   Series 2004, 5.000%, 5/01/26 - AMBAC Insured

           85   Massachusetts Bay Transportation Authority, Assessment Bonds,       7/10 at 100.00           AAA            86,111
                   Series 2000A, 5.250%, 7/01/30

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales         No Opt. Call           AAA           456,583
                   Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          230   Massachusetts College Building Authority, Project Revenue Bonds,    5/14 at 100.00            A1           249,318
                   Series 2004A, 5.000%, 5/01/19 - NPFG Insured

          250   Massachusetts College Building Authority, Project Revenue Bonds,    5/16 at 100.00            A1           251,763
                   Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

          550   Massachusetts College Building Authority, Project Revenue Bonds,    5/18 at 100.00           AAA           564,036
                   Series 2008A, 5.000%, 5/01/33 - AGC Insured

          500   Massachusetts School Building Authority, Dedicated Sales Tax        8/15 at 100.00           AAA           547,195
                   Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured

          230   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        No Opt. Call             A           256,202
                   Series 2005, 5.000%, 1/01/20 - FGIC Insured

          500   Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00          BBB+           511,965
                   Loan Note, Series 1999A, 6.375%, 10/01/19
----------------------------------------------------------------------------------------------------------------------------------
        3,125   Total Tax Obligation/Limited                                                                             3,330,461
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 1.3% (0.9% OF TOTAL INVESTMENTS)

          400   Massachusetts Port Authority, Special Facilities Revenue Bonds,     7/17 at 100.00             A           376,760
                   BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC
                   Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 14.8% (9.7% OF TOTAL INVESTMENTS) (4)

        1,000   Boston, Massachusetts, General Obligation Bonds, Series 2001A,      2/11 at 100.00       AA+ (4)         1,053,990
                   5.000%, 2/01/20 (Pre-refunded 2/01/11)

        1,675   Lawrence, Massachusetts, General Obligation Bonds, Series 2001,     2/11 at 100.00       Aa3 (4)         1,765,433
                   5.000%, 2/01/21 (Pre-refunded 2/01/11) - AMBAC Insured

          125   Massachusetts Bay Transportation Authority, Assessment Bonds,       7/10 at 100.00       Aa1 (4)           128,661
                   Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)

           80   Massachusetts Health and Educational Facilities Authority,          1/12 at 101.00         A (4)            89,598
                   Revenue Bonds, Covenant Health Systems Obligated Group, Series
                   2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)

          215   Massachusetts Health and Educational Facilities Authority,          7/11 at 101.00           AAA           234,817
                   Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                   5.750%, 7/01/32 (Pre-refunded 7/01/11)

          750   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,      1/14 at 100.00         A (4)           858,975
                   Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) - FGIC
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
        3,845   Total U.S. Guaranteed                                                                                    4,131,474
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 5.7% (3.7% OF TOTAL INVESTMENTS)

        1,070   Massachusetts Development Finance Agency, Resource Recovery         1/12 at 101.00             A         1,114,501
                   Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/14 -
                   NPFG Insured

          500   Massachusetts Industrial Finance Agency, Resource Recovery         12/09 at 101.00           BBB           467,975
                   Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                   5.600%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        1,570   Total Utilities                                                                                          1,582,476
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43


NMB | NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.9% (5.8% OF TOTAL INVESTMENTS)

$         530   Boston Water and Sewerage Commission, Massachusetts, General       11/14 at 100.00           AA+   $        564,074
                   Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

          125   Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00           Ba2            125,404
                   System Revenue Bonds, Series 2005, 6.000%, 7/01/25

          500   Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/15 at 100.00           AAA            514,460
                   Program Bonds, Series 2005-11, 4.500%, 8/01/29

          400   Massachusetts Water Pollution Abatement Trust, Pooled Loan          8/16 at 100.00           AAA            406,692
                   Program Bonds, Series 2006-12, 4.375%, 8/01/31

          500   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,       8/12 at 100.00           AAA            547,355
                   MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

          105   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,       2/10 at 101.00           AAA            106,397
                   MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29

          250   Massachusetts Water Resources Authority, General Revenue Bonds,     8/16 at 100.00           AA+            206,210
                   Series 2006A, 4.000%, 8/01/46
------------------------------------------------------------------------------------------------------------------------------------
        2,410   Total Water and Sewer                                                                                     2,470,592
------------------------------------------------------------------------------------------------------------------------------------
$      42,480   Total Investments (cost $42,877,013) - 152.7%                                                            42,639,179
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.8)%                                                                       (1,050,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                        575,584
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)% (6)                                                    (14,250,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $     27,914,763
                ====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.

N/R    Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

44 Nuveen Investments


NGX | NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
    | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 23.3% (15.4% OF TOTAL
                   INVESTMENTS)

$       1,135   Massachusetts Development Finance Agency, Revenue Bonds, Boston   10/15 at 100.00           A2     $     1,090,735
                   University, Series 2005T-1, 5.000%, 10/01/39 - AMBAC Insured

          600   Massachusetts Development Finance Agency, Revenue Bonds,           9/17 at 100.00           A+             594,618
                   Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37
                   - NPFG Insured

        1,250   Massachusetts Development Finance Authority, Revenue Bonds,        9/13 at 100.00           A1           1,254,563
                   Middlesex School, Series 2003, 5.000%, 9/01/33

        3,000   Massachusetts Development Finance Authority, Revenue Bonds,        1/18 at 100.00          AAA           3,001,830
                   WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 -
                   AGC Insured (UB)

        1,750   Massachusetts Health and Educational Facilities Authority,         6/13 at 100.00          AA-           1,774,325
                   Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37

        1,500   Massachusetts Health and Educational Facilities Authority,        11/12 at 100.00           A-           1,495,875
                   Revenue Bonds, Worcester State College, Series 2002, 5.000%,
                   11/01/32 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        9,235   Total Education and Civic Organizations                                                                  9,211,946
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 13.9% (9.2% OF TOTAL INVESTMENTS)

          600   Massachusetts Health and Educational Facilities Authority,         8/18 at 100.00            A             600,984
                   Revenue Bonds, Capital Asset Program, Series 1998B-1, 5.375%,
                   2/01/27 - MBIA Insured

        1,500   Massachusetts Health and Educational Facilities Authority,         8/18 at 100.00            A           1,500,390
                   Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.375%,
                   2/01/28 - MBIA Insured

          455   Massachusetts Health and Educational Facilities Authority,         1/10 at 101.00            A             430,457
                   Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 -
                   MBIA Insured

          585   Massachusetts Health and Educational Facilities Authority,         7/17 at 100.00         BBB-             469,363
                   Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                   5.000%, 7/15/32

          200   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00          BB-             131,484
                   Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                   7/01/30

        2,400   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00          N/R           2,138,088
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   2002H, 5.000%, 5/15/25 - FGIC Insured

          250   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00         BBB+             218,368
                   Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                   5.000%, 7/01/33
----------------------------------------------------------------------------------------------------------------------------------
        5,990   Total Health Care                                                                                        5,489,134
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 10.0% (6.6% OF TOTAL INVESTMENTS)

          770   Massachusetts Development Finance Authority, Multifamily           7/17 at 100.00          AAA             710,364
                   Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                   4.800%, 7/20/48

        2,000   Massachusetts Housing Finance Agency, Housing Bonds, Series       12/12 at 100.00          AA-           1,966,960
                   2003H, 5.125%, 6/01/43

        1,265   Massachusetts Housing Finance Agency, Rental Housing Mortgage      7/12 at 100.00          AAA           1,262,963
                   Revenue Bonds, Series 2002H, 5.200%, 7/01/42 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
        4,035   Total Housing/Multifamily                                                                                3,940,287
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 4.6% (3.0% OF TOTAL INVESTMENTS)

        1,750   Massachusetts Development Finance Authority, GNMA                 12/12 at 105.00          AAA           1,830,570
                   Collateralized Revenue Bonds, Neville Communities, Series
                   2002A, 6.000%, 6/20/44
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 16.9% (11.1% OF TOTAL INVESTMENTS)

        1,280   Littleton, Massachusetts, General Obligation Bonds, Series         1/13 at 101.00           AA           1,334,336
                   2003, 5.000%, 1/15/21 - FGIC Insured

        1,500   Massachusetts, General Obligation Bonds, Consolidated Loan,          No Opt. Call          AAA           1,786,140
                   Series 2004B, 5.250%, 8/01/21 - FSA Insured

        1,705   North Attleborough, Massachusetts, General Obligation Bonds,       7/14 at 101.00           A1           1,955,601
                   Series 2004, 5.000%, 7/15/15 - FGIC Insured

        1,500   Pittsfield, Massachusetts, General Obligation Bonds, Series        4/12 at 101.00          AA-           1,583,400
                   2002, 5.000%, 4/15/18 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,985   Total Tax Obligation/General                                                                             6,659,477
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45


NGX | NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (continued)
    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 25.2% (16.6% OF TOTAL INVESTMENTS)

$       3,000   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,         5/13 at 100.00            A     $     3,031,770
                   Series 2002, 5.000%, 5/01/32 - AMBAC Insured

          750   Massachusetts College Building Authority, Project Revenue Bonds,   5/18 at 100.00          AAA             769,140
                   Series 2008A, 5.000%, 5/01/33 - AGC Insured

        2,790   Massachusetts College Building Authority, Project Revenue          5/13 at 100.00           A1           2,902,493
                   Refunding Bonds, Series 2003A, 5.250%, 5/01/22 - SYNCORA GTY
                   Insured

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        1,475      5.125%, 8/01/28 - NPFG Insured                                  2/12 at 100.00            A           1,475,634
        1,500      5.125%, 2/01/34 - NPFG Insured                                  2/12 at 100.00            A           1,462,350

          300   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,       No Opt. Call            A             334,176
                   Series 2005, 5.000%, 1/01/20 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        9,815   Total Tax Obligation/Limited                                                                             9,975,563
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 3.8% (2.5% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,         7/13 at 100.00          AA-           1,003,540
                   5.000%, 7/01/33 - NPFG Insured

          500   Massachusetts Turnpike Authority, Metropolitan Highway System      1/10 at 100.00           AA             496,190
                   Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                   AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                     1,499,730
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 36.4% (24.0% OF TOTAL INVESTMENTS) (4)

        2,000   Massachusetts Bay Transportation Authority, Senior Sales Tax       7/12 at 100.00          AAA           2,215,380
                   Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                   (Pre-refunded 7/01/12) - FGIC Insured

          500   Massachusetts Development Finance Authority, Revenue Bonds,        7/13 at 101.00       A- (4)             596,220
                   Massachusetts College of Pharmacy and Allied Health Sciences,
                   Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)

          100   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00      N/R (4)             109,359
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) - FGIC Insured

          525   Massachusetts Port Authority, Revenue Bonds, Series 1982,          1/10 at 100.00          AAA             654,638
                   13.000%, 7/01/13 (ETM)

        2,000   Massachusetts, General Obligation Bonds, Consolidated Loan,       11/11 at 100.00       AA (4)           2,161,480
                   Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) - NPFG
                   Insured

        1,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,     1/14 at 100.00        A (4)           1,145,300
                   Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC
                   Insured

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,         7/10 at 101.00          AAA           1,557,915
                   Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA
                   Insured

        3,000   Springfield, Massachusetts, General Obligation Bonds, Series       1/13 at 100.00      AA- (4)           3,391,560
                   2003, 5.250%, 1/15/22 (Pre-refunded 1/15/13) - MBIA Insured

        2,140   University of Massachusetts Building Authority, Senior Lien       11/14 at 100.00       A+ (4)           2,533,032
                   Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21
                   (Pre-refunded 11/01/14) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       12,765   Total U.S. Guaranteed                                                                                   14,364,884
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 17.6% (11.6% OF TOTAL INVESTMENTS)

        1,900   Lynn Water and Sewer Commission, Massachusetts, General Revenue   12/13 at 100.00            A           1,894,851
                   Bonds, Series 2003A, 5.000%, 12/01/32 - NPFG Insured

          600   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/16 at 100.00          AAA             610,038
                   Program Bonds, Series 2006-12, 4.375%, 8/01/31

        1,000   Massachusetts Water Resources Authority, General Revenue Bonds,      No Opt. Call          AAA           1,188,240
                   Series 2002J, 5.250%, 8/01/19 - FSA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue Bonds,    8/13 at 100.00          AA+           1,059,780
                   Series 2004D, 5.000%, 8/01/24 - NPFG Insured

46 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)
                Massachusetts Water Resources Authority, General Revenue Bonds,
                Series 2006A:
$       1,500      5.000%, 8/01/31 - AMBAC Insured                                 8/16 at 100.00          AA+     $     1,550,565
          125      4.000%, 8/01/46                                                 8/16 at 100.00          AA+             103,105

          495   Springfield Water and Sewerage Commission, Massachusetts,          7/14 at 100.00           A+             541,104
                   General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 - NPFG
                   Insured
-----------------------------------------------------------------------------------------------------------------------------------
        6,620   Total Water and Sewer                                                                                    6,947,683
-----------------------------------------------------------------------------------------------------------------------------------
$      57,695   Total Investments (cost $58,513,727) - 151.7%                                                           59,919,274
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.8)%                                                                      (1,500,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                     1,573,643
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)% (5)                                                   (20,500,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    39,492,917
                ===================================================================================================================

       At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.2%.

N/R    Not rated.

(ETM)  Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

NOM | NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
    | PORTFOLIO OF INVESTMENTS
                                                   November 30, 2009 (Unaudited)

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.3% (2.2% OF TOTAL INVESTMENTS)

$       1,000   Missouri Development Finance Board, Solid Waste Disposal Revenue      No Opt. Call           AA-   $     1,010,880
                   Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29
                   (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 2.0% (1.4% OF TOTAL
                   INVESTMENTS)

          250   Lincoln University, Missouri, Auxiliary System Revenue Bonds,       6/17 at 100.00           AAA           251,313
                   Series 2007, 5.125%, 6/01/37 - AGC Insured

          365   Missouri Health and Educational Facilities Authority, Revenue       4/11 at 100.00            A3           371,913
                   Bonds, Webster University, Series 2001, 5.500%, 4/01/18 -
                   NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
          615   Total Education and Civic Organizations                                                                    623,226
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 21.7% (14.6% OF TOTAL INVESTMENTS)

          710   Cape Girardeau County Industrial Development Authority,             6/17 at 100.00           N/R           656,147
                   Missouri, Health Facilities Revenue Bonds, Southeast Missouri
                   Hospital Association, Series 2007, 5.000%, 6/01/27

          930   Cass County, Missouri, Hospital Revenue Bonds, Series 2007,        11/16 at 100.00           N/R           798,433
                   5.625%, 5/01/38

          480   Clinton County Industrial Development Authority, Missouri,         12/17 at 100.00           N/R           331,157
                   Revenue Bonds, Cameron Regional Medical Center, Series 2007,
                   5.000%, 12/01/37

          750   Joplin Industrial Development Authority, Missouri, Health           2/15 at 102.00          BBB+           726,600
                   Facilities Revenue Bonds, Freeman Health System, Series 2004,
                   5.500%, 2/15/29

          500   Missouri Health & Educational Facilities Authority, St. Luke's      6/11 at 101.00           AAA           507,835
                   Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001,
                   5.250%, 12/01/26 - FSA Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, BJC Health System, Series 2003:
        1,500      5.125%, 5/15/25                                                  5/13 at 100.00            AA         1,524,885
        1,155      5.250%, 5/15/32                                                  5/13 at 100.00            AA         1,164,771

          425   Missouri Health and Educational Facilities Authority, Revenue       2/10 at 100.00          BBB+           425,247
                   Bonds, Lake Regional Health System, Series 1996, 6.500%,
                   2/15/21

          500   Missouri Health and Educational Facilities Authority, Revenue       2/14 at 100.00          BBB+           471,205
                   Bonds, Lake Regional Health System, Series 2003, 5.700%,
                   2/15/34
----------------------------------------------------------------------------------------------------------------------------------
        6,950   Total Health Care                                                                                        6,606,280
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 3.7% (2.5% OF TOTAL INVESTMENTS)

          395   Jefferson County Industrial Development Authority, Missouri,       12/11 at 100.00           N/R           374,464
                   Multifamily Housing Revenue Bonds, Lakewood Apartments
                   Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put
                   11/01/16) (Alternative Minimum Tax)

          245   Missouri Housing Development Commission, Multifamily Housing       12/11 at 100.00            AA           252,198
                   Revenue Bonds, Series 2001II, 5.250%, 12/01/16

          500   St. Charles County Industrial Development Authority, Missouri,      4/10 at 100.00           AAA           500,640
                   FHA-Insured Multifamily Housing Revenue Bonds, Ashwood
                   Apartments, Series 1998A, 5.600%, 4/01/30 - FSA Insured
                   (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        1,140   Total Housing/Multifamily                                                                                1,127,302
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 5.7% (3.8% OF TOTAL INVESTMENTS)

           70   Missouri Housing Development Commission, Single Family Mortgage     3/10 at 100.00           AAA            72,668
                   Revenue Bonds, Homeownership Loan Program, Series 2000B-1,
                   6.250%, 3/01/31 (Alternative Minimum Tax)

          750   Missouri Housing Development Commission, Single Family Mortgage     9/16 at 100.00           AAA           724,703
                   Revenue Bonds, Homeownership Loan Program, Series 2007A-1,
                   4.700%, 9/01/27 (Alternative Minimum Tax)

        1,000   Missouri Housing Development Commission, Single Family Mortgage     3/17 at 100.00           AAA           930,720
                   Revenue Bonds, Homeownership Loan Program, Series 2007C-1,
                   4.800%, 9/01/38 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        1,820   Total Housing/Single Family                                                                              1,728,091
----------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

    PRINCIPAL                                                                        OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 8.0% (5.3% OF TOTAL INVESTMENTS)

 $      1,750   Cole County Industrial Development Authority, Missouri, Revenue     2/14 at 100.00          N/R       $  1,566,163
                   Bonds, Lutheran Senior Services - Heisinger Project, Series
                   2004, 5.500%, 2/01/35

          475   Lees Summit Industrial Development Authority, Missouri, Revenue     8/17 at 100.00          N/R            405,479
                   Bonds, John Knox Village Obligated Group, Series 2007A,
                   5.125%, 8/15/32

          500   St. Louis County Industrial Development Authority, Missouri,        9/17 at 100.00          N/R            455,270
                   Revenue Bonds, Friendship Village of West County, Series
                   2007A, 5.500%, 9/01/28
----------------------------------------------------------------------------------------------------------------------------------
        2,725   Total Long-Term Care                                                                                     2,426,912
----------------------------------------------------------------------------------------------------------------------------------

                MATERIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)

          750   Sugar Creek, Missouri, Industrial Development Revenue Bonds,        6/13 at 101.00          BBB-           646,800
                   Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                   (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 26.3% (17.7% OF TOTAL INVESTMENTS)

        1,500   Camdenton Reorganized School District R3, Camden County,              No Opt. Call           AAA         1,627,800
                   Missouri, General Obligation Bonds, Series 2005, 5.250%,
                   3/01/24 - FSA Insured (5)

          500   Jackson County School District R-7, Lees Summit, Missouri,          3/12 at 100.00           AAA           542,345
                   General Obligation Refunding and Improvement Bonds, Series
                   2002, 5.250%, 3/01/18 - FSA Insured

          500   Missouri School Boards Association, Lease Participation             3/17 at 100.00           AAA           535,405
                   Certificates, Clay County School District 53 Liberty, Series
                   2007, 5.250%, 3/01/27 - FSA Insured

        1,630   North Kansas City School District, Missouri, General Obligation     3/13 at 100.00           AA+         1,753,521
                   Bonds, Series 2003A, 5.000%, 3/01/23

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call             A         1,052,010
                   Series 2001A, 5.500%, 7/01/20 - NPFG Insured

        2,020   Ritenour Consolidated School District, St. Louis County,              No Opt. Call            A1         2,211,476
                   Missouri, General Obligation Bonds, Series 1995, 7.375%,
                   2/01/12 - FGIC Insured

          270   St. Louis County Pattonville School District R3, Missouri,          3/14 at 100.00           AAA           298,482
                   General Obligation Bonds, Series 2004, 5.250%, 3/01/20 - FSA
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
        7,420   Total Tax Obligation/General                                                                             8,021,039
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 22.1% (14.8% OF TOTAL INVESTMENTS)

          600   Chesterfield, Missouri, Certificates of Participation, Series      12/15 at 100.00           Aa1           618,174
                   2005, 5.000%, 12/01/24 - FGIC Insured

           80   Cottleville, Missouri, Certificates of Participation, Series        8/14 at 100.00           N/R            67,392
                   2006, 5.250%, 8/01/31

          390   Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs       4/14 at 100.00           N/R           379,841
                   Redevelopment Project, Series 2006, 4.500%, 4/01/21

          315   Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons       6/16 at 100.00           N/R           241,035
                   Redevelopment Project, Series 2006, 5.000%, 6/01/28

          475   Kansas City Tax Increment Financing District, Missouri, Tax         6/14 at 102.00           N/R           393,960
                   Increment Revenue Bonds, Briarcliff West Project, Series
                   2006A, 5.400%, 6/01/24

          415   Missouri Development Finance Board, Independence, Infrastructure    3/16 at 100.00            A+           411,535
                   Facilities Revenue Bonds, Crackerneck Creek Project, Series
                   2006C, 5.000%, 3/01/28

          360   Missouri Development Finance Board, Infrastructure Facilities       6/15 at 100.00             A           316,688
                   Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%,
                   6/01/35

          450   Monarch-Chesterfield Levee District, St. Louis County, Missouri,    3/10 at 101.00             A           459,180
                   Levee District Improvement Bonds, Series 1999, 5.750%,
                   3/01/19 - NPFG Insured

          500   Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts        5/12 at 102.00           N/R           387,900
                   Point Transportation Development District, Series 2006,
                   5.000%, 5/01/23

          600   Riverside, Missouri, L-385 Levee Redevelopment Plan Tax             5/15 at 100.00             A           608,724
                   Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20

                                                           Nuveen Investments 49


NOM  | NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (continued)
     | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Springfield Public Building Corporation, Missouri, Lease           6/10 at 100.00          N/R    $       2,012,140
                   Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                   6.125%, 6/01/21 - AMBAC Insured

                St. Joseph Industrial Development Authority, Missouri, Tax
                Increment Bonds, Shoppes at North Village Project,
                Series 2005A:
          340      5.375%, 11/01/24                                               11/14 at 100.00          N/R              301,417
          400      5.500%, 11/01/27                                               11/14 at 100.00          N/R              345,832

          200   St. Joseph Industrial Development Authority, Missouri, Tax        11/14 at 100.00          N/R              172,916
                   Increment Bonds, Shoppes at North Village Project, Series
                   2005B, 5.500%, 11/01/27
-----------------------------------------------------------------------------------------------------------------------------------
        7,125   Total Tax Obligation/Limited                                                                              6,716,734
-----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 4.8% (3.2% OF TOTAL INVESTMENTS)

          500   Kansas City, Missouri, Passenger Facility Charge Revenue           4/11 at 101.00            A              495,170
                   Bonds, Kansas City International Airport, Series 2001,
                   5.000%, 4/01/23 - AMBAC Insured (Alternative Minimum Tax)

        1,000   St. Louis Land Clearance Redevelopment Authority, Missouri,        3/10 at 102.00          N/R              967,690
                   Revenue Refunding and Improvement Bonds, LCRA Parking
                   Facilities, Series 1999C, 7.000%, 9/01/19
-----------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                      1,462,860
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 28.9% (19.4% OF TOTAL INVESTMENTS) (4)

          685   Fenton, Missouri, Tax Increment Refunding and Improvement         10/12 at 100.00      N/R (4)              776,208
                   Revenue Bonds, Gravois Bluffs Redevelopment Project,
                   Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)

        2,500   Missouri Health and Educational Facilities Authority, Revenue      6/11 at 101.00      AA- (4)            2,702,425
                   Bonds, SSM Healthcare System, Series 2001A, 5.250%,
                   6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured

        1,000   Missouri Health and Educational Facilities Authority, Revenue     12/10 at 101.00      N/R (4)            1,066,880
                   Bonds, St. Anthony's Medical Center, Series 2000, 6.250%,
                   12/01/30 (Pre-refunded 12/01/10)

        1,380   Springfield Center City Development Corporation, Missouri,        11/11 at 100.00       A1 (4)            1,491,421
                   Lease Revenue Bonds, Jordan Valley Park Parking Garage,
                   Series 2002D, 5.000%, 11/01/22 (Pre-refunded 11/01/11) -
                   AMBAC Insured

           80   St. Louis County Pattonville School District R3, Missouri,         3/14 at 100.00          AAA               92,981
                   General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                   (Pre-refunded 3/01/14) - FSA Insured

          500   St. Louis County, Missouri, GNMA Collateralized Mortgage             No Opt. Call      N/R (4)              576,920
                   Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative
                   Minimum Tax) (ETM)

        1,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold       2/12 at 100.00      N/R (4)            1,110,230
                   Revenue Bonds, Carnahan Courthouse, Series 2002A, 5.750%,
                   2/15/16 (Pre-refunded 2/15/12) - FGIC Insured

          950   Texas County, Missouri, Hospital Revenue Bonds, Texas County       6/10 at 100.00      N/R (4)              985,198
                   Memorial Hospital, Series 2000, 7.250%, 6/15/25
                   (Pre-refunded 6/15/10)
-----------------------------------------------------------------------------------------------------------------------------------
        8,095   Total U.S. Guaranteed                                                                                     8,802,263
-----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 9.8% (6.6% OF TOTAL INVESTMENTS)

        2,965   Missouri Environmental Improvement and Energy Resources           12/16 at 100.00          AAA            2,579,906
                   Authority, Water Facility Revenue Bonds, Missouri-American
                   Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                   Insured (Alternative Minimum Tax) (UB)

          350   Missouri Environmental Improvement and Energy Resources              No Opt. Call          Aaa              391,594
                   Authority, Water Pollution Control Revenue Bonds, State
                   Revolving Fund Program - Kansas City Project, Series 1997C,
                   6.750%, 1/01/12
-----------------------------------------------------------------------------------------------------------------------------------
        3,315   Total Water and Sewer                                                                                     2,971,500
-----------------------------------------------------------------------------------------------------------------------------------
$      42,455   Total Long-Term Investments (cost $42,633,735) - 138.4%                                                  42,143,887
=============----------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 10.5% (7.1% OF TOTAL INVESTMENTS)

                TAX OBLIGATION/LIMITED - 10.5% (7.1% OF TOTAL INVESTMENTS)

$       3,200   Kansas City, Missouri, Special Obligation Bonds, H. Roe Bartle      3/10 at 100.00      VMIG-1    $      3,200,000
                  Convention Center Refunding, Variable Rate Demand
                  Obligations, Series 2008F, 0.290%, 4/15/25 (6)
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $3,200,000)                                                           3,200,000
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $45,833,735) - 148.9%                                                           45,343,887
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.3)%                                                                      (2,225,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 10.9%                                                                    3,340,101
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)% (7)                                                   (16,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net  Assets Applicable to Common Shares - 100%                                                    $     30,458,988
                ===================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

  (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.3%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 51

STATEMENT OF ASSETS & LIABILITIES

                          November 30, 2009 (Unaudited)

                                                                   CONNECTICUT      CONNECTICUT      CONNECTICUT      CONNECTICUT
                                                                       PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                        INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                         (NTC)            (NFC)            (NGK)            (NGO)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Long-term investments, at value (cost $111,619,663,
   $55,060,770,$50,388,731 and $90,983,037, respectively)       $  112,398,319   $   55,909,673   $   51,511,118   $   91,115,932
Short-term investments (at cost, which approximates value)                  --               --               --               --
Cash                                                                 3,755,532        2,423,388        1,095,695        3,607,676
Receivables:
   Interest                                                          1,751,751          774,775          723,724        1,414,278
   Investments sold                                                         --               --               --               --
Other assets                                                            21,310            9,321           35,324           11,577
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                 117,926,912       59,117,157       53,365,861       96,149,463
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                            7,965,000        3,820,000        3,460,000        5,780,000
Payables:
   Investments purchased                                                    --               --               --               --
   Common share dividends                                              279,002          144,873          137,314          225,373
   Preferred share dividends                                             1,620            1,295            1,159              343
Accrued expenses:
   Management fees                                                      60,014           25,392           20,805           43,065
   Other                                                                46,089           26,468           24,695           38,423
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              8,351,725        4,018,028        3,643,973        6,087,204
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              33,450,000       17,250,000       15,450,000       28,275,000
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $   76,125,187   $   37,849,129   $   34,271,888   $   61,787,259
==================================================================================================================================
Common shares outstanding                                            5,365,029        2,582,456        2,318,061        4,365,873
==================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                 $        14.19   $        14.66   $        14.78   $        14.15
==================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                         $       53,650   $       25,825   $       23,181   $       43,659
Paid-in surplus                                                     74,538,966       36,632,993       32,823,733       61,611,907
Undistributed (Over-distribution of) net investment income             818,117          390,965          366,894          501,058
Accumulated net realized gain (loss) from investments and
   derivative transactions                                             (64,202)         (49,557)         (64,307)        (502,260)
Net unrealized appreciation (depreciation) of investments              778,656          848,903        1,122,387          132,895
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $   76,125,187   $   37,849,129   $   34,271,888   $   61,787,259
==================================================================================================================================
Authorized shares:
   Common                                                            Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                                         Unlimited        Unlimited        Unlimited        Unlimited
==================================================================================================================================

52 Nuveen Investments

                                                                                                         INSURED
                                                                 MASSACHUSETTS    MASSACHUSETTS    MASSACHUSETTS         MISSOURI
                                                                       PREMIUM         DIVIDEND         TAX-FREE          PREMIUM
                                                                        INCOME        ADVANTAGE        ADVANTAGE           INCOME
                                                                         (NMT)            (NMB)            (NGX)            (NOM)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Long-term investments, at value (cost $101,305,784,
   $42,877,013,$58,513,727 and $42,633,735, respectively)       $  101,888,857   $   42,639,179   $   59,919,274   $   42,143,887
Short-term investments (at cost, which approximates value)                  --               --               --        3,200,000
Cash                                                                 1,156,699          409,739          850,104        2,771,088
Receivables:
   Interest                                                          1,687,013          695,030          903,983          721,991
   Investments sold                                                     20,000               --               --               --
Other assets                                                            18,156            7,799           33,119           13,185
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                 104,770,725       43,751,747       61,706,480       48,850,151
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                            2,450,000        1,050,000        1,500,000        2,225,000
Payables:
   Investments purchased                                               375,000          375,000               --               --
   Common share dividends                                              277,733          119,193          158,359          118,850
   Preferred share dividends                                             1,648            1,070            1,538              775
Accrued expenses:
   Management fees                                                      53,245           18,684           23,560           24,411
   Other                                                                47,699           23,037           30,106           22,127
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              3,205,325        1,586,984        1,713,563        2,391,163
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              34,000,000       14,250,000       20,500,000       16,000,000
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $   67,565,400   $   27,914,763   $   39,492,917   $   30,458,988
==================================================================================================================================
Common shares outstanding                                            4,764,710        1,962,662        2,724,766        2,312,156
==================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                 $        14.18   $        14.22   $        14.49   $        13.17
==================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                         $       47,647   $       19,627   $       27,248   $       23,122
Paid-in surplus                                                     66,159,047       27,785,991       38,394,988       30,996,678
Undistributed (Over-distribution of) net investment income             795,098          287,593          351,040          293,595
Accumulated net realized gain (loss) from investments and
   derivative transactions                                             (19,465)          59,386         (685,906)        (364,559)
Net unrealized appreciation (depreciation) of investments              583,073         (237,834)       1,405,547         (489,848)
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $   67,565,400   $   27,914,763   $   39,492,917   $   30,458,988
==================================================================================================================================
Authorized shares:
   Common                                                            Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                                         Unlimited        Unlimited        Unlimited        Unlimited
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

STATEMENT OF OPERATIONS

                       Six Months Ended November 30, 2009
                       (Unaudited)

                                                                   CONNECTICUT      CONNECTICUT      CONNECTICUT      CONNECTICUT
                                                                       PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                        INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                         (NTC)            (NFC)            (NGK)            (NGO)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                               $    2,703,138   $    1,364,154   $    1,223,981   $    2,108,352
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        363,748          182,560          165,278          298,465
Preferred shares -- auction fees                                        25,182           12,979           11,627           21,315
Preferred shares -- dividend disbursing agent fees                       5,011            5,011            5,011            5,011
Shareholders' servicing agent fees and expenses                          4,420              668              580              576
Interest expense on floating rate obligations                           33,121           15,739           14,273           23,206
Custodian's fees and expenses                                           13,134            8,342            7,942           11,382
Trustees' fees and expenses                                              1,201              609              557              997
Professional fees                                                        6,999            5,488            5,347            6,386
Shareholders' reports -- printing and mailing expenses                  16,414            8,793            8,371           12,763
Stock exchange listing fees                                              4,622              183              164              309
Investor relations expense                                               4,445            2,159            1,987            3,530
Other expenses                                                           9,484            8,531            8,414            9,103
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                       487,781          251,062          229,551          393,043
   Custodian fee credit                                                   (165)             (76)             (48)            (253)
   Expense reimbursement                                                    --          (28,373)         (38,530)         (61,654)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           487,616          222,613          190,973          331,136
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                2,215,522        1,141,541        1,033,008        1,777,216
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               15,426           (2,611)             118              620
Change in net unrealized appreciation (depreciation) of
   investments                                                       2,849,410        1,302,558        1,009,685        2,232,417
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              2,864,836        1,299,947        1,009,803        2,233,037
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (77,501)         (40,969)         (36,618)         (65,990)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (77,501)         (40,969)         (36,618)         (65,990)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                       $    5,002,857   $    2,400,519   $    2,006,193   $    3,944,263
==================================================================================================================================

54 Nuveen Investments

                                                                                                         INSURED
                                                                 MASSACHUSETTS    MASSACHUSETTS    MASSACHUSETTS         MISSOURI
                                                                       PREMIUM         DIVIDEND         TAX-FREE          PREMIUM
                                                                        INCOME        ADVANTAGE        ADVANTAGE           INCOME
                                                                         (NMT)            (NMB)            (NGX)            (NOM)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                $   2,581,155    $   1,070,573    $   1,425,584     $  1,148,015
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        320,324          133,732          190,466          147,226
Preferred shares -- auction fees                                        25,571           10,716           15,418           12,032
Preferred shares -- dividend disbursing agent fees                       5,011            5,011            5,011            5,011
Shareholders' servicing agent fees and expenses                          2,615              275              273            1,705
Interest expense on floating rate obligations                            8,530            3,656            5,223            5,664
Custodian's fees and expenses                                           12,197            7,037            7,376            6,778
Trustees' fees and expenses                                              1,153              490              678              537
Professional fees                                                        6,589            5,137            5,663            5,198
Shareholders' reports -- printing and mailing expenses                  16,442            7,501            9,800            9,399
Stock exchange listing fees                                              4,622              139              192              163
Investor relations expense                                               4,152            1,742            2,403            2,002
Other expenses                                                           9,229            8,236            8,330            8,225
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                        416,435          183,672          250,833          203,940
   Custodian fee credit                                                    (75)             (34)             (31)             (82)
   Expense reimbursement                                                    --          (20,784)         (47,363)              --
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           416,360          162,854          203,439          203,858
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                2,164,795          907,719        1,222,145          944,157
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                1,400              776               --               86
Change in net unrealized appreciation (depreciation)
  of investments                                                     3,944,146        1,221,674        1,508,983        1,554,622
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              3,945,546        1,222,450        1,508,983        1,554,708
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (78,750)         (33,825)         (48,546)         (37,029)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Preferred shareholders                         (78,750)         (33,825)         (48,546)         (37,029)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                                  $   6,031,591    $   2,096,344    $   2,682,582     $  2,461,836
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                  CONNECTICUT                  CONNECTICUT                 CONNECTICUT
                                              PREMIUM INCOME (NTC)      DIVIDEND ADVANTAGE (NFC)    DIVIDEND ADVANTAGE 2 (NGK)
                                           -------------------------   --------------------------   --------------------------
                                            SIX MONTHS          YEAR     SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                 ENDED         ENDED          ENDED         ENDED         ENDED         ENDED
                                              11/30/09       5/31/09       11/30/09       5/31/09      11/30/09       5/31/09
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $ 2,215,522   $ 4,513,886   $  1,141,541   $ 2,342,463   $ 1,033,008   $ 2,107,759
Net realized gain (loss) from:
   Investments                                  15,426       (65,422)        (2,611)      (52,277)          118       (53,947)
   Forward swaps                                    --            --             --            --            --            --
   Futures                                          --            --             --            --            --            --
Change in net unrealized appreciation
  (depreciation) of:
   Investments                               2,849,410    (3,446,470)     1,302,558    (1,392,610)    1,009,685      (903,421)
   Forward swaps                                    --            --             --            --            --            --
Distributions to Preferred shareholders:
   From net investment income                  (77,501)     (772,216)       (40,969)     (377,309)      (36,618)     (335,215)
   From accumulated net realized gains              --      (147,930)            --       (97,695)           --       (99,314)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                           5,002,857        81,848      2,400,519       422,572     2,006,193       715,862
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (1,794,372)   (3,221,068)      (906,134)   (1,722,367)     (841,292)   (1,538,392)
From accumulated net realized gains                 --      (400,689)            --      (273,291)           --      (288,702)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (1,794,372)   (3,621,757)      (906,134)   (1,995,658)     (841,292)   (1,827,094)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                15,348            --         26,009        28,119        15,077        15,125
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions              15,348            --         26,009        28,119        15,077        15,125
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               3,223,833    (3,539,909)     1,520,394    (1,544,967)    1,179,978    (1,096,107)
Net assets applicable to Common
   shares at the beginning of period        72,901,354    76,441,263     36,328,735    37,873,702    33,091,910    34,188,017
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $76,125,187   $72,901,354   $ 37,849,129   $36,328,735   $34,271,888   $33,091,910
==============================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                           $   818,117   $   474,468   $    390,965   $   196,527   $   366,894   $   211,796
==============================================================================================================================

56 Nuveen Investments

                                                  CONNECTICUT                    MASSACHUSETTS                 MASSACHUSETTS
                                            DIVIDEND ADVANTAGE 3 (NGO)        PREMIUM INCOME(NMT)           DIVIDEND ADVANTAGE(NMB)
                                           ----------------------------    --------------------------    ---------------------------
                                             SIX MONTHS            YEAR     SIX MONTHS           YEAR     SIX MONTHS           YEAR
                                                  ENDED           ENDED          ENDED          ENDED          ENDED          ENDED
                                               11/30/09         5/31/09       11/30/09        5/31/09       11/30/09        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  1,777,216    $  3,669,187    $ 2,164,795    $ 4,318,144    $   907,719    $ 1,871,615
Net realized gain (loss) from:
   Investments                                      620        (124,826)         1,400        136,221            776         29,163
   Forward swaps                                     --              --             --        101,206             --         62,818
   Futures                                           --              --             --        (44,426)            --        (13,669)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                2,232,417      (2,451,332)     3,944,146     (4,755,329)     1,221,674     (1,831,289)
   Forward swaps                                     --              --             --        (92,080)            --        (57,153)
Distributions to Preferred shareholders:
   From net investment income                   (65,990)       (720,819)       (78,750)      (717,206)       (33,825)      (334,450)
   From accumulated net realized gains               --              --             --        (80,090)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            3,944,263         372,210      6,031,591     (1,133,560)     2,096,344       (272,965)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (1,401,445)     (2,604,243)    (1,786,767)    (3,084,501)      (724,116)    (1,359,879)
From accumulated net realized gains                  --              --             --       (197,208)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                    (1,401,445)     (2,604,243)    (1,786,767)    (3,281,709)      (724,116)    (1,359,879)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                     --              --             --         15,479         12,550         27,520
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                   --              --             --         15,479         12,550         27,520
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                2,542,818      (2,232,033)     4,244,824     (4,399,790)     1,384,778     (1,605,324)
Net assets applicable to Common
   shares at the beginning of period         59,244,441      61,476,474     63,320,576     67,720,366     26,529,985     28,135,309
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $ 61,787,259    $ 59,244,441    $67,565,400    $63,320,576    $27,914,763    $26,529,985
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                           $    501,058    $    191,277    $   795,098    $   495,820    $   287,593    $   137,815
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

                                                                 INSURED MASSACHUSETTS              MISSOURI
                                                               TAX-FREE ADVANTAGE (NGX)        PREMIUM INCOME (NOM)
                                                              --------------------------    --------------------------
                                                               SIX MONTHS           YEAR     SIX MONTHS           YEAR
                                                                    ENDED          ENDED          ENDED          ENDED
                                                                 11/30/09        5/31/09       11/30/09        5/31/09
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $ 1,222,145    $ 2,473,655    $   944,157    $ 1,972,280
Net realized gain (loss) from:
  Investments                                                          --       (175,187)            86       (348,183)
  Forward swaps                                                        --             --             --             --
  Futures                                                              --             --             --             --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   1,508,983     (1,160,172)     1,554,622     (2,238,845)
  Forward swaps                                                        --             --             --             --
Distributions to Preferred shareholders:
  From net investment income                                      (48,546)      (465,067)       (37,029)      (360,699)
  From accumulated net realized gains                                  --             --             --             --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                                 2,682,582        673,229      2,461,836       (975,447)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                       (952,213)    (1,808,499)      (766,172)    (1,509,479)
From accumulated net realized gains                                    --             --             --             --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                           (952,213)    (1,808,499)      (766,172)    (1,509,479)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
  due to reinvestment of distributions                              8,071         16,315         29,469         48,910
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
  from capital share transactions                                   8,071         16,315         29,469         48,910
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares                                                 1,738,440     (1,118,955)     1,725,133     (2,436,016)
Net assets applicable to Common shares at the beginning
  of period                                                    37,754,477     38,873,432     28,733,855     31,169,871
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
  period                                                      $39,492,917    $37,754,477    $30,458,988    $28,733,855
=======================================================================================================================
Undistributed (Over-distribution of) net investment
  income at the end of period                                 $   351,040    $   129,654    $   293,595    $   152,639
=======================================================================================================================

                                 See accompanying notes to financial statements.

58 Nuveen Investments

STATEMENT OF CASH FLOWS

                       Six Months ended November 30, 2009
                       (Unaudited)

                                                                  CONNECTICUT    CONNECTICUT    CONNECTICUT
                                                                      PREMIUM       DIVIDEND       DIVIDEND
                                                                       INCOME      ADVANTAGE    ADVANTAGE 2
                                                                        (NTC)          (NFC)          (NGK)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                                            $ 5,002,857    $ 2,400,519    $ 2,006,193
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations to net
  cash provided by (used in) operating activities:
  Purchases of investments                                         (1,571,555)            --             --
  Proceeds from sales and maturities of investments                 1,700,450        872,500          5,000
  Amortization (Accretion) of premiums and discounts, net             120,664         60,437         50,350
  (Increase) Decrease in receivable for interest                        7,423         18,393          4,226
  (Increase) Decrease in receivable for investments sold              185,000         90,000             --
  (Increase) Decrease in other assets                                  (3,213)         3,577         (5,453)
  Increase (Decrease) in payable for Preferred shares noticed
    for redemption, at liquidation value                           (1,525,000)      (750,000)      (675,000)
  Increase (Decrease) in payable for Preferred share dividends            134           (134)           164
  Increase (Decrease) in accrued management fees                          558             66             (1)
  Increase (Decrease) in accrued other liabilities                      9,505          4,471          3,381
  Net realized (gain) loss from investments                           (15,426)         2,611           (118)
  Change in net unrealized (appreciation) depreciation of
    investments                                                    (2,849,410)    (1,302,558)    (1,009,685)
  Taxes paid on undistributed capital gains                            (1,032)          (530)            --
------------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities               1,060,955      1,399,352        379,057
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                     (1,756,870)      (872,229)      (819,573)
------------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) financing activities              (1,756,870)      (872,229)      (819,573)
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                      (695,915)       527,123       (440,516)
Cash at beginning of period                                         4,451,447      1,896,265      1,536,211
------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                             $ 3,755,532    $ 2,423,388    $ 1,095,695
============================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $15,348, $26,009 and $15,077, for Connecticut Premium Income (NTC), Connecticut Dividend Advantage (NFC) and Connecticut Dividend Advantage 2 (NGK), respectively.

Cash paid for interest was $33,121, $15,739 and $14,273, for Connecticut Premium Income (NTC), Connecticut Dividend Advantage (NFC) and Connecticut Dividend Advantage 2 (NGK), respectively.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

NOTES TO FINANCIAL STATEMENTS(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (collectively, the "Funds"). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange (NYSE) while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2009, Massachusetts Premium Income (NMT) and Massachusetts Dividend Advantage (NMB) each had outstanding when-issued/delayed delivery purchase commitments of $375,000. There were no such outstanding purchase commitments in any of the other Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

60 Nuveen Investments

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of November 30, 2009, the number of Preferred shares outstanding for each Fund is as follows:

                                     CONNECTICUT        CONNECTICUT        CONNECTICUT      CONNECTICUT
                                         PREMIUM           DIVIDEND           DIVIDEND         DIVIDEND
                                          INCOME          ADVANTAGE        ADVANTAGE 2      ADVANTAGE 3
                                            (NTC)              (NFC)              (NGK)            (NGO)
--------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                   --                690                 --               --
   Series W                                   --                 --                618               --
   Series TH                               1,338                 --                 --               --
   Series F                                   --                 --                 --            1,131
========================================================================================================

                                                                               INSURED
                                   MASSACHUSETTS      MASSACHUSETTS      MASSACHUSETTS         MISSOURI
                                         PREMIUM           DIVIDEND           TAX-FREE          PREMIUM
                                          INCOME          ADVANTAGE          ADVANTAGE           INCOME
                                            (NMT)              (NMB)              (NGX)            (NOM)
--------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                   --                570                 --               --
   Series W                                   --                 --                820               --
   Series TH                               1,360                 --                 --              640
   Series F                                   --                 --                 --               --
========================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been lower than they otherwise might have been. As of November 30, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                           Nuveen Investments 61

                                                              CONNECTICUT      CONNECTICUT      CONNECTICUT     CONNECTICUT
                                                                  PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                                   INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                                     (NTC)            (NFC)            (NGK)           (NGO)
----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value                $4,850,000       $2,250,000       $2,050,000      $3,725,000
============================================================================================================================

                                                                                                    INSURED
                                                            MASSACHUSETTS    MASSACHUSETTS    MASSACHUSETTS        MISSOURI
                                                                  PREMIUM         DIVIDEND         TAX-FREE         PREMIUM
                                                                   INCOME        ADVANTAGE        ADVANTAGE          INCOME
                                                                     (NMT)            (NMB)            (NGX)           (NOM)
----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value                       $--         $750,000              $--             $--
============================================================================================================================

INSURANCE

Under normal circumstances, Insured Massachusetts Tax-Free Advantage (NGX) invests at least 80% of its net assets (as defined in Footnote 7 -Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, the Fund invests at least 80% of its net assets in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series (SLGS) securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. The Fund may also invest up to 20% of its net assets in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

62 Nuveen Investments

During the six months ended November 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At November 30, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                CONNECTICUT      CONNECTICUT      CONNECTICUT   CONNECTICUT
                                                                    PREMIUM         DIVIDEND         DIVIDEND      DIVIDEND
                                                                     INCOME        ADVANTAGE      ADVANTAGE 2   ADVANTAGE 3
                                                                       (NTC)            (NFC)            (NGK)         (NGO)
----------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                                      $--              $--             $--           $--
============================================================================================================================

                                                                                                      INSURED
                                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                      PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                       INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                         (NMT)           (NMB)           (NGX)         (NOM)
----------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                                       $--             $--             $--           $--
============================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2009, were as follows:

                                                                  CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                      PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                       INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                         (NTC)           (NFC)           (NGK)         (NGO)
----------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                      $7,965,000      $3,820,000      $3,460,000    $5,780,000
Average annual interest rate and fees                                    0.83%           0.82%           0.82%         0.80%
============================================================================================================================

                                                                                                      INSURED
                                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                      PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                       INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                         (NMT)           (NMB)           (NGX)         (NOM)
----------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                      $2,450,000      $1,050,000      $1,500,000    $2,225,000
Average annual interest rate and fees                                    0.69%           0.69%           0.69%         0.51%
============================================================================================================================

FORWARD SWAP CONTRACTS

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap

                                                           Nuveen Investments 63
counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the six months ended November 30, 2009.

FUTURE CONTRACTS

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the six months ended November 30, 2009.

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

64 Nuveen Investments

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of November 30, 2009:

CONNECTICUT PREMIUM INCOME (NTC)                 LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
Investments:
  Municipal Bonds                                   $ --   $112,398,319        $ --   $112,398,319
===================================================================================================

CONNECTICUT DIVIDEND ADVANTAGE (NFC)             LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $ 55,909,673        $ --   $ 55,909,673
===================================================================================================

CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)           LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $ 51,511,118        $ --   $ 51,511,118
===================================================================================================

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)           LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $ 91,115,932        $ --   $ 91,115,932
===================================================================================================

MASSACHUSETTS PREMIUM INCOME (NMT)               LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $101,436,247   $ 452,610   $101,888,857
===================================================================================================

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)           LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $ 41,733,959   $ 905,220   $ 42,639,179
===================================================================================================

INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)   LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $ 59,919,274        $ --   $ 59,919,274
===================================================================================================

MISSOURI PREMIUM INCOME (NOM)                    LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------

Investments:
  Municipal Bonds                                   $ --   $ 42,143,887        $ --   $ 42,143,887
  Short-Term Investments                              --      3,200,000          --      3,200,000
---------------------------------------------------------------------------------------------------

Total                                               $ --   $ 45,343,887        $ --   $ 45,343,887
===================================================================================================

                                                           Nuveen Investments 65

The following is a reconciliation of the following Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                             MASSACHUSETTS    MASSACHUSETTS
                                                                   PREMIUM         DIVIDEND
                                                                    INCOME        ADVANTAGE
                                                                      (NMT)            (NMB)
                                                                   LEVEL 3          LEVEL 3
                                                               INVESTMENTS      INVESTMENTS
--------------------------------------------------------------------------------------------
Balance at beginning of period                                   $ 457,505        $ 915,010
   Gains (losses):
      Net realized gains (losses)                                       --               --
      Net change in unrealized appreciation (depreciation)          (4,895)          (9,790)
   Net purchases at cost (sales at proceeds)                            --               --
   Net discounts (premiums)                                             --               --
   Net transfers in to (out of) at end of period fair value             --               --
--------------------------------------------------------------------------------------------
Balance at end of period                                         $ 452,610        $ 905,220
============================================================================================

"Change in net unrealized appreciation (depreciation) of investments" on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

                                                             MASSACHUSETTS    MASSACHUSETTS
                                                                   PREMIUM         DIVIDEND
                                                                    INCOME        ADVANTAGE
                                                                      (NMT)            (NMB)
--------------------------------------------------------------------------------------------
Level 3 net unrealized appreciation (depreciation)                 $(4,895)         $(9,790)
============================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2009.

4. FUND SHARES

COMMON SHARES

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

                                               CONNECTICUT                CONNECTICUT                CONNECTICUT
                                          PREMIUM INCOME (NTC)     DIVIDEND ADVANTAGE (NFC)   DIVIDEND ADVANTAGE 2 (NGK)
                                         ----------------------   -------------------------   --------------------------
                                         SIX MONTHS        YEAR      SIX MONTHS       YEAR      SIX MONTHS         YEAR
                                              ENDED       ENDED           ENDED      ENDED           ENDED        ENDED
                                           11/30/09     5/31/09        11/30/09    5/31/09        11/30/09      5/31/09
------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to reinvestment
   of distributions                           1,053          --           1,802      1,966           1,031        1,051
========================================================================================================================

                                             CONNECTICUT                MASSACHUSETTS               MASSACHUSETTS
                                      DIVIDEND ADVANTAGE 3 (NGO)     PREMIUM INCOME (NMT)      DIVIDEND ADVANTAGE (NMB)
                                      --------------------------  -------------------------   --------------------------
                                         SIX MONTHS        YEAR      SIX MONTHS       YEAR      SIX MONTHS         YEAR
                                              ENDED       ENDED           ENDED      ENDED           ENDED        ENDED
                                           11/30/09     5/31/09        11/30/09    5/31/09        11/30/09      5/31/09
------------------------------------------------------------------------------------------------------------------------
 Common shares issued to
    shareholders due to reinvestment
    of distributions                             --          --              --      1,224             907        2,066
========================================================================================================================

                                                                    INSURED MASSACHUSETTS              MISSOURI
                                                                   TAX-FREE ADVANTAGE (NGX)      PREMIUM INCOME (NOM)
                                                                  -------------------------   --------------------------
                                                                     SIX MONTHS       YEAR      SIX MONTHS         YEAR
                                                                          ENDED      ENDED           ENDED        ENDED
                                                                       11/30/09    5/31/09        11/30/09      5/31/09
------------------------------------------------------------------------------------------------------------------------
 Common shares issued to
    shareholders due to reinvestment
    of distributions                                                        575      1,233           2,294        3,842
========================================================================================================================

66 Nuveen Investments

PREFERRED SHARES

Transactions in Preferred shares were as follows:

                                                 CONNECTICUT PREMIUM INCOME (NTC)           CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                           ------------------------------------------     ----------------------------------------
                                               SIX MONTHS                                    SIX MONTHS
                                                  ENDED              YEAR ENDED                 ENDED               YEAR ENDED
                                                11/30/09               5/31/09                 11/30/09               5/31/09
                                           ---------------------------------------------------------------------------------------
                                           SHARES      AMOUNT    SHARES        AMOUNT     SHARES      AMOUNT    SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
      Series T                                 --        $ --        --    $       --         --        $ --        90  $2,250,000
      Series TH                                --          --       194     4,850,000         --          --        --          --
----------------------------------------------------------------------------------------------------------------------------------
Total                                          --        $ --       194    $4,850,000         --        $ --        90  $2,250,000
==================================================================================================================================

                                             CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)        CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                           ------------------------------------------     ----------------------------------------
                                               SIX MONTHS                                     SIX MONTHS
                                                 ENDED                YEAR ENDED                 ENDED              YEAR ENDED
                                                11/30/09                5/31/09                11/30/09               5/31/09
                                           ---------------------------------------------------------------------------------------
                                           SHARES      AMOUNT    SHARES        AMOUNT     SHARES      AMOUNT    SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
      Series W                                 --        $ --        82    $2,050,000         --        $ --        --  $       --
      Series F                                 --          --        --            --         --          --       149   3,725,000
----------------------------------------------------------------------------------------------------------------------------------
Total                                          --        $ --        82    $2,050,000         --        $ --       149  $3,725,000
==================================================================================================================================

                                                                                           MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                                                                          ----------------------------------------
                                                                                              SIX MONTHS
                                                                                                 ENDED              YEAR ENDED
                                                                                               11/30/09               5/31/09
                                                                                          ----------------------------------------
                                                                                          SHARES      AMOUNT    SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
      Series T                                                                                --        $ --        30  $  750,000
==================================================================================================================================

During the six months ended November 30, 2009 and the fiscal year ended May 31, 2009, Massachusetts Premium Income (NMT), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) did not have any transactions in their Preferred shares.

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2009, were as follows:

                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                          PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                           INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                            (NTC)           (NFC)           (NGK)         (NGO)
---------------------------------------------------------------------------------------------------------------
Purchases                                              $1,571,555         $    --           $  --    $2,714,665

Sales and maturities                                    1,700,450         872,500           5,000       768,750
===============================================================================================================

                                                                                          INSURED
                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                          PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                           INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                            (NMT)           (NMB)           (NGX)         (NOM)
---------------------------------------------------------------------------------------------------------------
Purchases                                              $1,390,380      $1,873,120           $  --    $       --

Sales and maturities                                      466,675       1,473,675           5,000     1,235,000
===============================================================================================================

                                                           Nuveen Investments 67

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2009, the cost of investments was as follows:

                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                          PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                           INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                             (NTC)           (NFC)           (NGK)         (NGO)
----------------------------------------------------------------------------------------------------------------
Cost of investments                                  $103,718,066     $51,247,444     $46,938,810   $85,244,127
================================================================================================================

                                                                                          INSURED
                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                          PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                           INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                             (NMT)           (NMB)           (NGX)         (NOM)
----------------------------------------------------------------------------------------------------------------
Cost of investments                                   $98,763,741     $41,784,936     $57,010,814   $43,587,978
================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2009, were as follows:

                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                          PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                           INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                             (NTC)           (NFC)           (NGK)         (NGO)
----------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $ 3,094,046     $ 1,892,336      $2,096,609   $ 2,496,223
   Depreciation                                        (2,377,136)     (1,050,361)       (984,352)   (2,403,313)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                     $   716,910     $   841,975      $1,112,257   $    92,910
================================================================================================================

                                                                                          INSURED
                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                          PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                           INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                             (NMT)           (NMB)           (NGX)         (NOM)
----------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $ 3,807,144     $ 1,010,024      $2,225,972   $ 1,357,493
   Depreciation                                        (3,136,560)     (1,207,723)       (820,287)   (1,825,846)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                     $   670,584     $  (197,699)     $1,405,685   $  (468,353)
================================================================================================================

68 Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds' last tax year end, were as follows:

                                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                          PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                           INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                             (NTC)           (NFC)           (NGK)         (NGO)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                     $730,220        $305,680        $310,005      $374,587

Undistributed net ordinary income **                                        1,415           3,618              --            34

Undistributed net long-term capital gains                                  15,102              --              --            --
================================================================================================================================

                                                                                                          INSURED
                                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                          PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                           INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                             (NMT)           (NMB)           (NGX)         (NOM)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                     $706,670        $219,824        $284,706      $259,908

Undistributed net ordinary income **                                           --          69,105              --            --

Undistributed net long-term capital gains                                      --              --              --            --
================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2009, paid on June 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                                          PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                                                                           INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                                             (NTC)           (NFC)           (NGK)         (NGO)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                               $3,972,803      $2,099,897      $1,866,508    $3,322,638

Distributions from net ordinary income **                                 487,842         223,136         275,669            --

Distributions from net long-term capital gains                             60,777         147,900         112,806            --
================================================================================================================================

                                                                                                          INSURED
                                                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                                          PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                                           INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                                             (NMT)           (NMB)           (NGX)         (NOM)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                               $3,759,696      $1,690,469      $2,271,085    $1,871,464

Distributions from net ordinary income **                                 123,018              --              --            --

Distributions from net long-term capital gains                            154,203              --              --            --
================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2009, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                          INSURED
                                                      CONNECTICUT     CONNECTICUT     CONNECTICUT   MASSACHUSETTS      MISSOURI
                                                         DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE       PREMIUM
                                                        ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE        INCOME
                                                             (NFC)           (NGK)           (NGO)           (NGX)         (NOM)
--------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2013                                            $   --            $ --        $ 35,642        $ 18,655      $     --
   May 31, 2014                                                --              --         111,331         427,135            --
   May 31, 2015                                                --              --         211,213              --            --
   May 31, 2017                                             1,980             443          43,691         215,629       260,982
--------------------------------------------------------------------------------------------------------------------------------
Total                                                      $1,980            $443        $401,877        $661,419      $260,982
================================================================================================================================

                                                           Nuveen Investments 69

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                                                    INSURED
                              CONNECTICUT    CONNECTICUT    MASSACHUSETTS    MASSACHUSETTS    MASSACHUSETTS     MISSOURI
                                 DIVIDEND       DIVIDEND          PREMIUM         DIVIDEND         TAX-FREE      PREMIUM
                              ADVANTAGE 2    ADVANTAGE 3           INCOME        ADVANTAGE        ADVANTAGE       INCOME
                                     (NGK)          (NGO)            (NMT)            (NMB)            (NGX)        (NOM)
-------------------------------------------------------------------------------------------------------------------------
Post-October capital losses      $ 10,861       $ 15,027         $ 20,890         $ 10,497         $ 24,486     $103,662
=========================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                               CONNECTICUT PREMIUM INCOME (NTC)
                                             MASSACHUSETTS PREMIUM INCOME (NMT)
                                                  MISSOURI PREMIUM INCOME (NOM)
AVERAGE DAILY NET ASSETS(1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------

For the first $125 million                                                .4500%

For the next $125 million                                                 .4375

For the next $250 million                                                 .4250

For the next $500 million                                                 .4125

For the next $1 billion                                                   .4000

For the next $3 billion                                                   .3875

For net assets over $5 billion                                            .3750
================================================================================

                                           CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                         CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                         CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                         MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                 INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
AVERAGE DAILY NET ASSETS(1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------

For the first $125 million                                                .4500%

For the next $125 million                                                 .4375

For the next $250 million                                                 .4250

For the next $500 million                                                 .4125

For the next $1 billion                                                   .4000

For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of November 30, 2009, the complex-level fee rate was .1896%.

70 Nuveen Investments

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL(1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------

$55 billion                                                               .2000%

$56 billion                                                               .1996

$57 billion                                                               .1989

$60 billion                                                               .1961

$63 billion                                                               .1931

$66 billion                                                               .1900

$71 billion                                                               .1851

$76 billion                                                               .1806

$80 billion                                                               .1773

$91 billion                                                               .1691

$125 billion                                                              .1599

$200 billion                                                              .1505

$250 billion                                                              .1469

$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
JANUARY 31,                                         JANUARY 31,
--------------------------------------------------------------------------------

2001*                      .30%                     2007                    .25%
2002                       .30                      2008                    .20
2003                       .30                      2009                    .15
2004                       .30                      2010                    .10
2005                       .30                      2011                    .05
2006                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
MARCH 31,                                           MARCH 31,
--------------------------------------------------------------------------------

2002*                      .30%                     2008                    .25%
2003                       .30                      2009                    .20
2004                       .30                      2010                    .15
2005                       .30                      2011                    .10
2006                       .30                      2012                    .05
2007                       .30
================================================================================

*     From the commencement of operations.

                                                           Nuveen Investments 71

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
SEPTEMBER 30,                                       SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                     2007                    .32%
2003                       .32                      2008                    .24
2004                       .32                      2009                    .16
2005                       .32                      2010                    .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                         YEAR ENDING
NOVEMBER 30,                                        NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                     2007                    .32%
2003                       .32                      2008                    .24
2004                       .32                      2009                    .16
2005                       .32                      2010                    .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

8. NEW ACCOUNTING STANDARDS

ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

72 Nuveen Investments

9. SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 31, 2009, to shareholders of record on December 15, 2009, as follows:

                            CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                 INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                   (NTC)           (NFC)           (NGK)           (NGO)
----------------------------------------------------------------------------------------
Dividend per share               $.0590          $.0640          $.0650          $.0600
========================================================================================

                                                                INSURED
                          MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS        MISSOURI
                                PREMIUM        DIVIDEND        TAX-FREE         PREMIUM
                                 INCOME       ADVANTAGE       ADVANTAGE          INCOME
                                   (NMT)           (NMB)           (NGX)           (NOM)
----------------------------------------------------------------------------------------
Dividend per share               $.0650          $.0640          $.0630          $.0570
========================================================================================

At the same time, the following Funds declared capital gains and/or ordinary income distributions as follows:

                                                            CONNECTICUT   MASSACHUSETTS
                                                                PREMIUM        DIVIDEND
                                                                 INCOME       ADVANTAGE
                                                                   (NTC)           (NMB)
----------------------------------------------------------------------------------------
Capital gains distribution per share                             $.0041          $   --
Net ordinary income distribution per share*                          --           .0283
========================================================================================

*     Net ordinary income consists of net short-term capital gains.

MUNIFUND TERM PREFERRED SHARES

As discussed in the Portfolio Managers' Comments section, subsequent to the reporting period, Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) successfully completed the issuance of $17.3 million and $17.575 million, respectively, of 2.65%, Series 2015 MuniFund Term Preferred. The newly-issued MuniFund Term Preferred shares trade on the New York Stock Exchange
(NYSE) under the symbols "NTC Pr C" and "NMT Pr C" for Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT), respectively.

Subsequent to the reporting period, Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB) and Insured Massachusetts Tax-Free Advantage (NGX) filed with the SEC a registration statement seeking to register MuniFund Term Preferred shares. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MuniFund Term Preferred to refinance all or a portion of each Fund's auction rate preferred shares. The issuance of MuniFund Term Preferred shares by these Funds is subject to market conditions. There is no assurance that these MuniFund Term Preferred shares will be issued.

EVALUATION DATE

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through January 25, 2010, which is the date the financial statements were issued.

                                                           Nuveen Investments 73

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  ------------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)        HOLDERS+       HOLDERS+   TOTAL     HOLDERS    HOLDERS   TOTAL
==================================================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                     $13.59        $.41        $ .53          $(.01)         $  --    $ .93       $(.33)     $  --   $(.33)
2009                         14.25         .84         (.66)          (.14)          (.03)     .01        (.60)      (.07)   (.67)
2008                         14.39         .83         (.09)          (.22)          (.01)     .51        (.62)      (.03)   (.65)
2007                         14.42         .83          .07           (.20)          (.01)     .69        (.65)      (.07)   (.72)
2006                         15.26         .84         (.54)          (.14)          (.03)     .13        (.75)      (.22)   (.97)
2005                         14.60         .88          .75           (.09)            --     1.54        (.87)      (.01)   (.88)

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      14.08         .44          .51           (.02)            --      .93        (.35)        --    (.35)
2009                         14.69         .91         (.55)          (.15)          (.04)     .17        (.67)      (.11)   (.78)
2008                         14.76         .91          .01           (.24)          (.02)     .66        (.67)      (.06)   (.73)
2007                         14.75         .92          .04           (.22)            --      .74        (.73)        --    (.73)
2006                         15.39         .93         (.55)          (.17)            --      .21        (.85)        --    (.85)
2005                         14.56         .95          .86           (.09)            --     1.72        (.89)        --    (.89)
==================================================================================================================================

                                             PREFERRED SHARES AT END OF PERIOD
                            ENDING          ------------------------------------
                            COMMON            AGGREGATE  LIQUIDATION
                             SHARE  ENDING       AMOUNT   AND MARKET      ASSET
                         NET ASSET  MARKET  OUTSTANDING        VALUE   COVERAGE
                             VALUE   VALUE        (000)    PER SHARE  PER SHARE
================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                     $14.19  $13.83      $33,450      $25,000    $81,895
2009                         13.59   13.35       34,975       25,000     77,110
2008                         14.25   14.08       38,300       25,000     74,896
2007                         14.39   14.91       38,300       25,000     75,360
2006                         14.42   13.95       38,300       25,000     75,443
2005                         15.26   15.81       38,300       25,000     78,217

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      14.66   14.35       17,250       25,000     79,854
2009                         14.08   13.75       18,000       25,000     75,457
2008                         14.69   14.93       19,500       25,000     73,556
2007                         14.76   16.37       19,500       25,000     73,749
2006                         14.75   16.26       19,500       25,000     73,596
2005                         15.39   15.73       19,500       25,000     75,595
================================================================================

74 Nuveen Investments

                                                               RATIOS/SUPPLEMENTAL DATA
                                              ----------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                  APPLICABLE TO COMMON SHARES
                           TOTAL RETURNS                              BEFORE REIMBURSEMENT
                         ------------------                -----------------------------------------
                                      BASED         ENDING
                                         ON            NET
                          BASED      COMMON         ASSETS
                             ON   SHARE NET     APPLICABLE   EXPENSES       EXPENSES             NET
                         MARKET       ASSET      TO COMMON  INCLUDING      EXCLUDING      INVESTMENT
                          VALUE*      VALUE*  SHARES (000)   INTEREST++(a)  INTEREST++        INCOME++
========================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
--------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                    6.15%       6.94%       $76,125       1.30%***       1.22%***        5.93%***
2009                        .32         .45         72,901       1.43           1.32            6.40
2008                      (1.08)       3.60         76,441       1.30           1.27            5.82
2007                      12.33        4.79         77,151       1.24           1.24            5.67
2006                      (6.00)        .88         77,278       1.25           1.25            5.66
2005                      15.61       10.82         81,529       1.24           1.24            5.81

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
--------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                    6.93        6.67         37,849       1.35***        1.26***         5.98***
2009                      (2.10)       1.50         36,329       1.47           1.36            6.45
2008                      (4.10)       4.62         37,874       1.33           1.31            5.90
2007                       5.46        5.05         38,024       1.29           1.29            5.78
2006                       8.79        1.38         37,905       1.29           1.29            5.70
2005                      17.89       12.06         39,464       1.29           1.29            5.81
========================================================================================================

                                          RATIOS/SUPPLEMENTAL DATA
                         ---------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS
                                APPLICABLE TO COMMON SHARES
                                   AFTER REIMBURSEMENT**
                         -----------------------------------------
                          EXPENSES        EXPENSES             NET      PORTFOLIO
                         INCLUDING       EXCLUDING      INVESTMENT       TURNOVER
                          INTEREST++(a)   INTEREST++        INCOME++         RATE
==================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
----------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                       1.30%***        1.22%***        5.93%***          1%
2009                          1.43            1.32            6.40              0
2008                          1.30            1.27            5.82             22
2007                          1.24            1.24            5.67              8
2006                          1.25            1.25            5.66             16
2005                          1.24            1.24            5.81             12

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
----------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                       1.20***         1.11***         6.13***           0
2009                          1.26            1.15            6.66              0
2008                          1.05            1.03            6.18             20
2007                           .94             .94            6.14              9
2006                           .86             .86            6.12             14
2005                           .84             .84            6.26              9
==================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  ------------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)        HOLDERS+       HOLDERS+   TOTAL     HOLDERS    HOLDERS   TOTAL
==================================================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                     $14.28        $.45        $ .43          $(.02)         $  --   $  .86       $(.36)    $   --  $ (.36)
2009                         14.76         .91         (.43)          (.14)          (.04)     .30        (.66)      (.12)   (.78)
2008                         14.85         .91         (.01)          (.23)          (.02)     .65        (.67)      (.07)   (.74)
2007                         14.86         .91          .08           (.22)          (.01)     .76        (.73)      (.04)   (.77)
2006                         15.64         .91         (.60)          (.17)          (.01)     .13        (.83)      (.08)   (.91)
2005                         15.01         .92          .74           (.09)            --     1.57        (.87)      (.07)   (.94)

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      13.57         .41          .51           (.02)            --      .90        (.32)        --    (.32)
2009                         14.08         .84         (.58)          (.17)            --      .09        (.60)        --    (.60)
2008                         14.30         .87         (.23)          (.25)            --      .39        (.61)        --    (.61)
2007                         14.18         .86          .13           (.23)            --      .76        (.64)        --    (.64)
2006                         14.78         .84         (.54)          (.18)            --      .12        (.72)        --    (.72)
2005                         13.97         .86          .83           (.10)            --     1.59        (.78)        --    (.78)
==================================================================================================================================

                                             PREFERRED SHARES AT END OF PERIOD
                            ENDING          ------------------------------------
                            COMMON            AGGREGATE  LIQUIDATION
                             SHARE  ENDING       AMOUNT   AND MARKET      ASSET
                         NET ASSET  MARKET  OUTSTANDING        VALUE   COVERAGE
                             VALUE   VALUE        (000)    PER SHARE  PER SHARE
================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                     $14.78  $14.50      $15,450      $25,000    $80,456
2009                         14.28   14.30       16,125       25,000     76,305
2008                         14.76   15.00       17,500       25,000     73,840
2007                         14.85   16.38       17,500       25,000     74,094
2006                         14.86   16.60       17,500       25,000     74,074
2005                         15.64   15.98       17,500       25,000     76,579

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      14.15   13.30       28,275       25,000     79,631
2009                         13.57   13.04       30,025       25,000     74,329
2008                         14.08   13.63       32,000       25,000     73,028
2007                         14.30   14.70       32,000       25,000     73,691
2006                         14.18   14.09       32,000       25,000     73,302
2005                         14.78   14.54       32,000       25,000     75,253
================================================================================

76 Nuveen Investments

                                                               RATIOS/SUPPLEMENTAL DATA
                                              -----------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                   APPLICABLE TO COMMON SHARES
                            TOTAL RETURNS                              BEFORE REIMBURSEMENT
                         ------------------                  --------------------------------------------
                                      BASED         ENDING
                                         ON            NET
                          BASED      COMMON         ASSETS
                             ON   SHARE NET     APPLICABLE    EXPENSES        EXPENSES           NET
                         MARKET       ASSET      TO COMMON   INCLUDING       EXCLUDING    INVESTMENT
                          VALUE*      VALUE*  SHARES (000)    INTEREST++(a)   INTEREST++      INCOME++
=========================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                    3.95%       6.09%       $34,272       1.36%***         1.27%***      5.87%***
2009                       1.40        2.52         33,092       1.48             1.37          6.31
2008                      (3.63)       4.54         34,188       1.36             1.33          5.79
2007                       3.58        5.13         34,366       1.31             1.31          5.60
2006                       9.78         .84         34,352       1.29             1.29          5.51
2005                      19.92       10.70         36,105       1.28             1.28          5.52

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
---------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                    4.43        6.70         61,787       1.29***          1.22***       5.65***
2009                        .53         .89         59,244       1.43             1.32          6.12
2008                      (3.07)       2.79         61,476       1.29             1.27          5.70
2007                       9.15        5.42         62,325       1.26             1.26          5.44
2006                       1.84         .83         61,826       1.24             1.24          5.30
2005                      18.17       11.60         64,324       1.24             1.24          5.40
=========================================================================================================

                                           RATIOS/SUPPLEMENTAL DATA
                            --------------------------------------------------------
                                       RATIOS TO AVERAGE NET ASSETS
                                        APPLICABLE TO COMMON SHARES
                                           AFTER REIMBURSEMENT**
                            --------------------------------------------
                             EXPENSES         EXPENSES            NET     PORTFOLIO
                            INCLUDING        EXCLUDING     INVESTMENT      TURNOVER
                             INTEREST++(a)    INTEREST++       INCOME++        RATE
====================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                          1.13%***         1.04%***       6.10%***         0%
2009                             1.19             1.08           6.60             0
2008                             1.00              .97           6.15            23
2007                              .87              .87           6.04            12
2006                              .84              .84           5.96            11
2005                              .83              .83           5.97            12

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                          1.09***          1.01***        5.85***          1
2009                             1.14             1.03           6.41             0
2008                              .88              .86           6.11            24
2007                              .78              .78           5.92            15
2006                              .76              .76           5.78             9
2005                              .77              .77           5.88             9
====================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 77

Selected data for a Common share outstanding throughout each period:

                                                      INVESTMENT OPERATIONS                                LESS DISTRIBUTIONS
                               ------------------------------------------------------------------   --------------------------------
                                                          DISTRIBUTIONS   DISTRIBUTIONS
                                                               FROM NET            FROM                    NET
                   BEGINNING                                 INVESTMENT         CAPITAL             INVESTMENT    CAPITAL
                      COMMON                        NET       INCOME TO        GAINS TO              INCOME TO   GAINS TO
                       SHARE          NET     REALIZED/       PREFERRED       PREFERRED                 COMMON     COMMON
                   NET ASSET   INVESTMENT    UNREALIZED          SHARE-          SHARE-                 SHARE-     SHARE-
                       VALUE       INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+    TOTAL      HOLDERS    HOLDERS     TOTAL
====================================================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)               $13.29         $.45         $ .84           $(.02)          $  --     $1.27        $(.38)     $  --    $ (.38)
2009                   14.22          .91          (.98)           (.15)           (.02)     (.24)        (.65)      (.04)     (.69)
2008                   14.56          .88          (.32)           (.25)           (.01)      .30         (.62)      (.02)     (.64)
2007                   14.45          .88           .13            (.23)             --***    .78         (.67)        --***   (.67)
2006                   15.10          .88          (.50)           (.18)             --       .20         (.81)      (.04)     (.85)
2005                   14.34          .91           .81            (.08)             --      1.64         (.88)        --      (.88)

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                13.52          .46           .63            (.02)             --      1.07         (.37)        --      (.37)
2009                   14.36          .95          (.93)           (.17)             --      (.15)        (.69)        --      (.69)
2008                   14.84          .94          (.45)           (.26)           (.01)      .22         (.68)      (.02)     (.70)
2007                   14.83          .93           .08            (.25)             --       .76         (.75)        --      (.75)
2006                   15.65          .95          (.54)           (.17)           (.02)      .22         (.85)      (.19)    (1.04)
2005                   14.84          .97           .95            (.08)             --      1.84         (.92)      (.11)    (1.03)
====================================================================================================================================

                                            PREFERRED SHARES AT END OF PERIOD
                                          -------------------------------------
                        ENDING
                        COMMON              AGGREGATE   LIQUIDATION
                         SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                     NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                         VALUE    VALUE         (000)     PER SHARE   PER SHARE
===============================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
-------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                 $14.18   $13.70       $34,000       $25,000     $74,680
2009                     13.29    13.28        34,000        25,000      71,559
2008                     14.22    13.61        34,000        25,000      74,794
2007                     14.56    14.33        34,000        25,000      75,973
2006                     14.45    14.35        34,000        25,000      75,571
2005                     15.10    16.14        34,000        25,000      77,682

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                  14.22    14.40        14,250        25,000      73,973
2009                     13.52    13.83        14,250        25,000      71,544
2008                     14.36    14.61        15,000        25,000      71,892
2007                     14.84    16.28        15,000        25,000      73,453
2006                     14.83    15.53        15,000        25,000      73,340
2005                     15.65    17.45        15,000        25,000      75,899
===============================================================================

78 Nuveen Investments

                                                                  RATIOS/SUPPLEMENTAL DATA
                                                ------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                      APPLICABLE TO COMMON SHARES
                              TOTAL RETURNS                              BEFORE REIMBURSEMENT
                           ------------------                  ---------------------------------------------

                                        BASED         ENDING
                                           ON            NET
                            BASED      COMMON         ASSETS
                               ON   SHARE NET     APPLICABLE    EXPENSES       EXPENSES             NET
                           MARKET       ASSET      TO COMMON   INCLUDING      EXCLUDING      INVESTMENT
                            VALUE*      VALUE*  SHARES (000)    INTEREST++(a)  INTEREST++        INCOME++
============================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      6.05%       9.62%       $67,565        1.27%****      1.25%****       6.61%****
2009                         3.54       (1.36)        63,321        1.43           1.34            7.01
2008                         (.48)       2.08         67,720        1.26           1.26            6.09
2007                         4.60        5.47         69,323        1.24           1.24            5.97
2006                        (6.14)       1.41         68,776        1.25           1.25            5.98
2005                        18.97       11.74         71,648        1.24           1.24            6.15

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      6.92        7.99         27,915        1.35****       1.32****        6.50****
2009                         (.04)       (.70)        26,530        1.54           1.44            7.09
2008                        (5.73)       1.55         28,135        1.32           1.32            6.11
2007                        10.04        5.14         29,072        1.33           1.33            5.84
2006                        (5.23)       1.49         29,004        1.29           1.29            5.79
2005                        24.96       12.76         30,539        1.31           1.31            5.83
============================================================================================================

                                      RATIOS/SUPPLEMENTAL DATA
                   -------------------------------------------------------------
                         RATIOS TO AVERAGE NET ASSETS
                          APPLICABLE TO COMMON SHARES
                             AFTER REIMBURSEMENT**
                   ----------------------------------------
                    EXPENSES       EXPENSES             NET      PORTFOLIO
                   INCLUDING      EXCLUDING      INVESTMENT       TURNOVER
                    INTEREST++(a)  INTEREST++        INCOME++         RATE
================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                 1.27%****      1.25%****       6.61%****        --%*****
2009                    1.43           1.34            7.01              1
2008                    1.26           1.26            6.09             14
2007                    1.24           1.24            5.97              9
2006                    1.25           1.25            5.98             13
2005                    1.24           1.24            6.15             18

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                 1.19****       1.17****        6.65****          4
2009                    1.33           1.23            7.30              1
2008                    1.05           1.05            6.39             15
2007                     .97            .97            6.19              9
2006                     .86            .86            6.21             13
2005                     .87            .87            6.27             12
================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

***** Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 79

Selected data for a Common share outstanding throughout each period:

                                                      INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ---------------------------------------------------------------  -------------------------------
                                                          DISTRIBUTIONS  DISTRIBUTIONS
                                                               FROM NET           FROM                   NET
                      BEGINNING                              INVESTMENT        CAPITAL            INVESTMENT   CAPITAL
                         COMMON                      NET      INCOME TO       GAINS TO             INCOME TO  GAINS TO
                          SHARE         NET    REALIZED/      PREFERRED      PREFERRED                COMMON    COMMON
                      NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-                SHARE-    SHARE-
                          VALUE      INCOME  GAIN (LOSS)        HOLDERS+       HOLDERS+    TOTAL     HOLDERS   HOLDERS     TOTAL
=================================================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                  $13.86        $.45       $  .55          $(.02)         $  --     $ .98       $(.35)    $  --     $(.35)
2009                      14.28         .91         (.50)          (.17)            --       .24        (.66)       --      (.66)
2008                      14.50         .90         (.21)          (.26)            --       .43        (.65)       --      (.65)
2007                      14.39         .90          .08           (.25)            --       .73        (.62)       --      (.62)
2006                      14.93         .90         (.53)          (.20)            --       .17        (.71)       --      (.71)
2005                      14.04         .92          .90           (.09)            --      1.73        (.84)       --      (.84)

MISSOURI PREMIUM INCOME (NOM)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                   12.44         .41          .67           (.02)            --      1.06        (.33)       --      (.33)
2009                      13.52         .85        (1.12)          (.16)            --      (.43)       (.65)       --      (.65)
2008                      14.27         .89         (.62)          (.20)          (.04)      .03        (.65)     (.13)     (.78)
2007                      14.40         .90         (.08)          (.23)            --***    .59        (.72)       --***   (.72)
2006                      15.11         .92         (.51)          (.17)          (.01)      .23        (.84)     (.10)     (.94)
2005                      14.37         .94          .77           (.09)            --      1.62        (.88)       --      (.88)
=================================================================================================================================

                                             PREFERRED SHARES AT END OF PERIOD
                            ENDING          -----------------------------------
                            COMMON            AGGREGATE  LIQUIDATION
                             SHARE  ENDING       AMOUNT   AND MARKET      ASSET
                         NET ASSET  MARKET  OUTSTANDING        VALUE   COVERAGE
                             VALUE   VALUE        (000)    PER SHARE  PER SHARE
===============================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
-------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                     $14.49  $14.75      $20,500      $25,000    $73,162
2009                         13.86   13.15       20,500       25,000     71,042
2008                         14.28   14.14       20,500       25,000     72,407
2007                         14.50   14.45       20,500       25,000     73,120
2006                         14.39   13.43       20,500       25,000     72,779
2005                         14.93   15.94       20,500       25,000     74,526

MISSOURI PREMIUM INCOME (NOM)
-------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      13.17   13.90       16,000       25,000     72,592
2009                         12.44   12.90       16,000       25,000     69,897
2008                         13.52   14.76       16,000       25,000     73,703
2007                         14.27   16.56       16,000       25,000     76,291
2006                         14.40   16.35       16,000       25,000     76,460
2005                         15.11   17.90       16,000       25,000     78,468
===============================================================================

80 Nuveen Investments

                                                               RATIOS/SUPPLEMENTAL DATA
                                              -------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                        APPLICABLE TO COMMON SHARES
                            TOTAL RETURNS                                   BEFORE REIMBURSEMENT
                        -------------------                 -----------------------------------------------
                                      BASED         ENDING
                                         ON            NET
                          BASED      COMMON         ASSETS
                             ON   SHARE NET     APPLICABLE   EXPENSES         EXPENSES             NET
                         MARKET       ASSET      TO COMMON  INCLUDING        EXCLUDING      INVESTMENT
                          VALUE*      VALUE*  SHARES (000)   INTEREST++(a)    INTEREST++        INCOME++
===========================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
-----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                   14.96%       7.14%       $39,493       1.30%****        1.27%****       6.08%****
2009                      (2.11)       2.00         37,754       1.47             1.38            6.47
2008                       2.49        3.04         38,873       1.29             1.29            5.82
2007                      12.49        5.12         39,458       1.28             1.28            5.67
2006                     (11.62)       1.20         39,179       1.29             1.29            5.66
2005                      20.95       12.62         40,611       1.27             1.27            5.83

MISSOURI PREMIUM INCOME (NOM)
-----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                   10.51        8.62         30,459       1.37****         1.33****        6.35****
2009                      (7.83)      (2.92)        28,734       1.55             1.42            6.96
2008                      (5.74)        .26         31,170       1.52             1.31            6.43
2007                       5.98        4.17         32,826       1.39             1.30            6.15
2006                      (3.53)       1.57         32,934       1.29             1.29            6.20
2005                      24.38       11.54         34,219       1.29             1.29            6.29
===========================================================================================================

                                        RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS
                              APPLICABLE TO COMMON SHARES
                                 AFTER REIMBURSEMENT**
                        -----------------------------------------
                         EXPENSES        EXPENSES             NET     PORTFOLIO
                        INCLUDING       EXCLUDING      INVESTMENT      TURNOVER
                         INTEREST++(a)   INTEREST++        INCOME++        RATE
================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      1.05%***        1.03%****       6.32%****        0%
2009                         1.16            1.06            6.78             0
2008                          .85             .85            6.25            13
2007                          .79             .79            6.15             6
2006                          .81             .81            6.14             5
2005                          .80             .80            6.30             2

MISSOURI PREMIUM INCOME (NOM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                      1.37****        1.33****        6.35****         0
2009                         1.55            1.42            6.96             2
2008                         1.52            1.31            6.43             5
2007                         1.39            1.30            6.15            16
2006                         1.29            1.29            6.20             9
2005                         1.29            1.29            6.29            17
================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 81

REINVEST AUTOMATICALLY EASILY AND CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

82 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           Nuveen Investments 83

GLOSSARY OF TERMS USED IN THIS REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

84 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 85

NOTES

86 Nuveen Investments

NOTES

                                                           Nuveen Investments 87

NOTES

88 Nuveen Investments

OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchased and/or redeemed shares of their common and/or preferred stock. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

                                                           Nuveen Investments 89

NUVEEN INVESTMENTS: SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices
o  Fund details
o  Daily financial news
o  Investor education
o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                         IT'S NOT WHAT YOU EARN,
                                                          IT'S WHAT YOU KEEP.(R)

ESA-B-1109D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: February 2, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: February 2, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: February 2, 2010
    -------------------------------------------------------------------